As filed with the Securities and Exchange Commission on May 14, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4786

Ariel Investment Trust

(Exact name of registrant as specified in charter)

200 East Randolph Street

Suite 2900

Chicago, Illinois, 60601

(Address of principal executive offices) (Zip code)

Mareilé B. Cusack, Esq.

200 East Randolph Street

Suite 2900

Chicago, Illinois 60601

(Name and address of agent for service)

with a copy to:

Arthur Don, Esq.

Greenberg Traurig, LLP

77 West Wacker Drive

Suite 3100

Chicago, IL 60601

Registrant’s telephone number, including area code: (312) 726-0140

Date of fiscal year end: September 30

Date of reporting period: March 31, 2020

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

The patient investor

SEMI-ANNUAL REPORT: 03/31/20

Ariel Fund

Ariel Appreciation Fund

Ariel Focus Fund

Ariel International Fund

Ariel Global Fund

Beginning March 31, 2021, we will be saving more trees by offering our quarterly reports electronically rather than printed and delivered via U.S. mail. Turn the page for more information and how to best receive The Patient Investor.

IMPORTANT INFORMATION ON HOW TO RECEIVE YOUR SHAREHOLDER REPORTS IN THE FUTURE

Beginning on March 31, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Funds will no longer send paper copies of shareholder reports by mail, unless you specifically request paper copies from the Funds or from your financial intermediary, such as your broker-dealer or bank. The reports will be available on our website at arielinvestments.com/prospectus-and-reports and may also be available on the website hosted by your financial intermediary. You will receive a notification in the mail each time a report is posted, which will include a website address to access the report.

You may choose to receive all future reports in paper free of charge. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may choose to receive shareholder reports and other communications electronically from the Fund or your financial intermediary. Our direct shareholders simply need to follow three easy steps described on our website at arielinvestments.com/e-delivery.

Alternatively, you can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling us at 800.292.7435 or, if applicable, by contacting your financial intermediary. Your election to receive reports in paper will apply to all Funds held within the Ariel Investment Trust fund complex or held through your financial intermediary.

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

• arielinvestments.com

• linkedin.com/company/ariel-investments

• instagram.com/arielinvestments

• twitter.com/arielinvests

John W. Rogers, Jr.	Mellody Hobson
Chairman and Co-CEO	Co-CEO and President

Average annual total returns as of 03/31/20

	1Q20	1-year	3-year	5-year	10-year	Since inception*

Ariel Fund	– 35.14%	– 31.23%	– 8.78%	– 3.42%	5.90%	9.51%

Russell 2500TM Value Index	– 34.64	– 28.60	– 8.40	– 2.14	5.65	9.45

Russell 2500TM Index	– 29.72	– 22.47	– 3.10	0.49	7.73	9.47

S&P 500® Index	– 19.60	– 6.98	5.10	6.73	10.53	9.76

* The inception date for Ariel Fund is 11/06/86.

Average annual total returns as of 03/31/20

	1Q20	1-year	3-year	5-year	10-year	Since inception*

Ariel Appreciation Fund	– 31.43%	– 26.09%	– 7.64%	– 3.05%	5.72%	8.94%

Russell Midcap® Value Index	– 31.71	– 24.13	– 5.97	– 0.76	7.22	9.76

Russell Midcap® Index	– 27.07	– 18.31	– 0.81	1.85	8.77	10.05

S&P 500® Index	– 19.60	– 6.98	5.10	6.73	10.53	9.10

* The inception date for Ariel Appreciation Fund is 12/01/89.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

ARIELINVESTMENTS.COM    3

DEAR FELLOW SHAREHOLDER:

As our world confronts the most daunting challenge of this century, we want to start by expressing our deepest condolences to those who have lost family, friends and colleagues as a result of the COVID-19 pandemic. We also want to offer our sincerest and heartfelt thanks to those on the frontlines who are risking their own health and well-being for our common good. No words can adequately convey our appreciation.

There is a surreal quality to life these days. Just a few weeks ago, the U.S. economy was literally humming: unemployment was at a 50-year low; investors continued to benefit from the longest bull market in history; and with Chinese trade war tensions subsiding, the 2020 outlook was promising. All of this changed suddenly. As Barron’s noted, “COVID-19 is a health crisis, an economic crisis, and a financial crisis rolled into one…”1 With the majority of our citizens sheltered in place and non-essential businesses forcibly shut down, records were smashed when nearly 10 million people filed for unemployment insurance in the second half of March and the stock market see-sawed from bull-to-bear status in just 20 days—“the fastest 20% drop in history.”2

While there were degrees of bloodletting, nothing was spared. Large stocks lost less than mid-sized issues, which did better than the small fries. Once again, growthier names continued to outperform their value counterparts. Here it is worth noting, the eye-popping performance gap between large cap growth and small cap value that has persisted in recent years was blown out even further. Although we hate to lose money, we take solace in the fact that we mostly kept up with our primary benchmarks. For the three months ending March 31, 2020, Ariel Fund fell -35.14% versus -34.64% for the Russell 2500 Value Index. The Russell 2500 Index dropped -29.72%. The slightly larger stocks in Ariel Appreciation Fund declined -31.43% compared to -31.71% for the Russell Midcap Value Index and -27.07% for the Russell Midcap Index. Under the circumstances, we were not surprised our Consumer Discretionary issues in both portfolios languished during the period. By contrast, our stock picking in the Financial Services sector positively contributed to our results.

UNPRECEDENTED 4.0

One might think there are few times in life when the extraordinary plays out. Famed economist Nassim Taleb labeled such events “black swans” after birds that are real but exceedingly rare. We have been pondering this notion of late and in so doing, realize that we have lived through quite a few “unprecedented” moments in our firm’s 37-year history. In hindsight, each circumstance appears to have added to our muscle memory and strengthened our collective ability to manage in a crisis.

“While a worldwide pandemic may be in a category all its own, we believe everything we have experienced up to this moment has helped prepare us for this new unknown.”

Early on, there was the Crash of 1987 when the Dow Jones Industrials plummeted -22%—the biggest one day drop in its history. Ariel was four years old as a firm and, like any small child, just learning our way in the world. When confronted with the falling wreckage on that fateful Monday, we did not run for cover. Instead, we called our clients to ask for more money to take advantage of what we thought to be “once in a lifetime bargains.” This contrarian lens served us well and drove our outperformance as the market recovered all losses by September 1989.

We all remember where we were on the morning of Tuesday, September 11, 2001 when New York’s Twin Towers fell in a terrorist attack. It was a senseless and unfathomable event that not only took thousands of precious lives, but initiated a new level of security protocol

[1]	Levisohn, Ben. “Crisis Playbook.” Barron’s. March 16, 2020. Cover.
[2]	Winck, Ben. “The Dow plunged into a bear market in just 20 days—the fastest 20% drop in history.” BusinessInsider. March 12, 2020.

4    SLOW AND STEADY WINS THE RACE

into our everyday existence. We waited out the following six days of a stock market shutdown by planning our “buys” in what many feared would be a very bad open. There was no way of knowing how big the losses would be, but our long-term, patient approach told us that the pain would not last forever. (While those six days seemed like an eternity, they pale in comparison to the 4-month stock market closure that occurred at the start of World War I). Again, going against the grain paid off. “The market dropped 5% on reopen and sold off 12% at its lowest point shortly after September 11, which is less than many had feared just days before…One month after the attacks, the S&P 500 was back at its level from September 10.”3

Hands down, the 19-month long Global Financial Crisis that started in 2008 represents the most challenging time in our firm’s history. We underperformed our benchmarks which led to significant client attrition. The period tested our mettle and led to a great deal of soul searching. We re-examined every aspect of our philosophy and processes. As a result, we implemented our own proprietary moat and debt ratings as well as formalized the role of the devil’s advocate. There is little question that we came away from this period with a profoundly heightened awareness of liquidity and risk of financial distress broadly. Realizing that contrarian buying in the face of weakened balance sheets ends in tears, we significantly improved our balance sheet work and added several more layers of rigor to our analysis. We also leaned on behavioral finance concepts to help us grow as effective and evolved contrarians. In the end, our strong returns coming out of the crisis underscored the merits of our learning culture and furthered our convictions.

CRISIS PLAYBOOK

While a worldwide pandemic may be in a category all its own, we believe everything we have experienced up to this moment has helped prepare us for this new unknown. We agree with JP Morgan Chase (JPM) CEO, Jamie Dimon, who recently wrote in his own annual letter, “Entering into a crisis is not the time to figure out what you want to be. You must already be a well-functioning organization prepared to rapidly mobilize your resources, take your losses and survive another day for the good of all of your stakeholders.”4

We are battle-tested and battle-ready. Although sheltered in place, our investment team is formally meeting and in constant contact every day as if we were all only an office away. When there is indiscriminate selling—like we have seen recently—we must prioritize the opportunities at hand with a clear eye on avoiding any permanent loss of capital. The goal is to be quick, but not in a hurry. As Warren Buffett has said, “Widespread fear is your friend as an investor because it serves up bargain purchases.”5 To that end, we start by re-assessing every name in our existing portfolio. Here, we can act with speed because of our deep knowledge of the companies. Since we are in no way beholden to what we already own, we re-examine our portfolios from a fresh perspective. The question becomes one of upside versus downside. To that point, there are instances when stocks that have held up relatively well are sold in favor of washed-out issues with higher return potential.

Next, we focus on our “watch list” which is comprised of names that we want to own but only at the right price. This list includes some past holdings that we would like to purchase again. In calmer times, we do a lot of work opportunistically evaluating companies since we know business quality changes at a much slower rate than market price. With this forward-thinking preparation, we can move fast when needed. Now, as we scrutinize these potential holdings, we must re-price each company against the backdrop of a new environment. If valuations look compelling, we may initiate positions.

Lastly, we consider the brand new ideas. Here the goal is precision. How precisely can we assess the fallout and possible opportunity in the context of our existing knowledge and expertise? With new ideas in abundance, there is no need to stretch. Working within our “circle of competence” augments our conviction while also helping us avoid the proverbial “swings and misses.” Balance sheet

[3]	Mackintosh, Phil. “Closing Markets is Not the Answer.” Nasdaq.com. March 26, 2020.
[4]	JP Morgan Chase & Co. (2020). 2019 annual report. Retrieved from https://www.jpmorganchase.com/corporate/investor-relations/document/ annualreport-2019.pdf
[5]	Constable, Simon. “Buy the Panic.” The Wall Street Journal. April 6, 2020, pg. R6.

ARIELINVESTMENTS.COM     5

analysis dominates all of our discussions. Accordingly, we stress test a variety of extreme liquidity scenarios to first prove any potential new idea can survive this pandemic.

This crisis will end. The question is not “if,” but “when.” Although we consider “best-case” and “worst-case” outcomes, the “base case” serves as the foundation of our analysis.6 Currently, our base case scenarios assume a “U” shaped recovery marked by six months of severe economic pressure with underlying stresses equivalent to the worst of 2008-2009. With low expectations for the rest of this year, we believe 2021 will look more like the fundamentals we saw in 2019. If our view proves correct, today’s buys will be very profitable. If the recovery plays out over a longer period, picking up shares now still makes sense, albeit with less upside in the intermediate term. The good news is that given our long term approach, we can be wrong and still be right.

PORTFOLIO COMINGS AND GOINGS

As noted earlier, it has been a busy shopping period. In Ariel Fund, we initiated a position in Envista Holdings Corporation (NVST), a dominant global dental supplier that was recently spun out of global science and technology conglomerate, Danaher Corporation (DHR); and Vail Resorts Inc. (MTN), America’s largest ski resort operator. Meanwhile, we sold Western Union Company (WU) when it began to approach our estimate of full value. We also eliminated MTS Systems Corporation (MTSC)—a manufacturer of testing systems and sensor technologies—to pursue more compelling opportunities.

In addition to including Envista Holdings and Vail Resorts in Ariel Appreciation Fund, we added financial services powerhouse, Charles Schwab Corporation (SCHW), as well as The Goldman Sachs Group (GS)—whose #1 position in the merger and acquisition space over the past five years produces one of the highest returns on equity in the business. We also bought shares of bar-code manufacturer, Zebra Technologies Corporation (ZBRA)—a name that we have owned and know well. On the flip side, we eliminated famed jewelry retailer,

Tiffany & Co (TIF), after its successful acquisition by Moët Hennessy Louis Vuitton SE (LVMH).

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. We also want to thank everyone at Ariel for making adjustments that allow us to continue operating at the highest level to serve you while staying safe.

Sincerely,

John W.Rogers, Jr.	Mellody Hobson
Chairman and Co-CEO	Co-CEO and President

[6]	Base case models assumptions deemed most likely to occur. The financial results for the base case sit between those of the best (upside) case and worst (downside) case.

6    SLOW AND STEADY WINS THE RACE

Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, CFA	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio	Portfolio
manager	manager	manager

Composition of equity holdings (%)

	Ariel Fund	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index

Consumer discretionary	32.51	11.30	12.48	14.31

Financial services	27.96	37.95	25.68	17.85

Producer durables	18.14	12.59	13.44	8.68

Health care	8.54	7.42	16.68	14.79

Consumer staples	5.61	3.72	3.02	6.82

Materials & processing	5.08	8.15	7.02	2.60

Technology	1.01	8.79	15.44	26.55

Energy	0.00	2.44	1.51	2.65

Utilities	0.00	7.58	4.68	5.77

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 03/31/20

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Fund–Investor Class	-35.14	-31.23	-8.78	-3.42	5.90	7.27	9.51

Ariel Fund–Institutional Class+	-35.10	-31.02	-8.50	-3.13	6.17	7.41	9.59

Russell 2500TM Value Index	-34.64	-28.60	-8.40	-2.14	5.65	7.15	9.45

Russell 2500TM Index	-29.72	-22.47	-3.10	0.49	7.73	6.27	9.47

S&P 500® Index	-19.60	-6.98	5.10	6.73	10.53	4.79	9.76

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Expense ratio (as of 9/30/19)
Investor Class	1.02%
Institutional Class	0.70%

Top ten equity holdings (% of net assets)

1.	KKR & Co., Inc.	5.2	6.	Stericycle, Inc.	4.1
2.	Northern Trust Corp.	4.6	7.	Interpublic Group of Cos., Inc.	3.8
3.	Mattel, Inc.	4.5	8.	Adtalem Global Education, Inc.	3.8
4.	Zebra Technologies Corp.	4.4	9.	JLL	3.8
5.	Lazard Ltd., Class A	4.1	10.	J.M. Smucker Co.	3.6

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

ARIELINVESTMENTS.COM    7

Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr.	Timothy R. Fidler, CFA
Co-portfolio	Co-portfolio
manager	manager

Composition of equity holdings (%)

	Ariel Apprec- iation Fund	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index

Financial services	34.36	31.48	24.32	17.85

Consumer discretionary	25.84	10.66	13.28	14.31

Producer durables	19.27	9.98	12.09	8.68

Health care	11.14	7.64	11.13	14.79

Consumer staples	5.37	6.69	5.38	6.82

Technology	1.82	8.36	17.24	26.55

Energy	1.21	3.28	2.16	2.65

Materials & processing	0.32	7.70	6.39	2.60

Utilities	0.00	14.19	7.99	5.77

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 03/31/20

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Appreciation Fund–Investor Class	-31.43	-26.09	-7.64	-3.05	5.72	7.00	8.94

Ariel Appreciation Fund–Institutional Class+	-31.37	-25.85	-7.35	-2.74	5.99	7.14	9.03

Russell Midcap® Value Index	-31.71	-24.13	-5.97	-0.76	7.22	7.84	9.76

Russell Midcap® Index	-27.07	-18.31	-0.81	1.85	8.77	6.79	10.05

S&P 500® Index	-19.60	-6.98	5.10	6.73	10.53	4.79	9.10

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Expense ratio (as of 9/30/19)
Investor Class	1.14%
Institutional Class	0.82%

Top ten equity holdings (% of net assets)

1.	Northern Trust Corp.	5.2	6.	J.M. Smucker Co.	3.9
2.	Interpublic Group of Cos., Inc.	4.7	7.	Laboratory Corp. of America Holdings	3.7
3.	Progressive Corp.	4.3	8.	Stanley Black & Decker, Inc.	3.7
4.	Mattel, Inc.	4.0	9.	Stericycle, Inc.	3.5
5.	Aflac, Inc.	3.9	10.	BorgWarner, Inc.	3.4

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

8    SLOW AND STEADY WINS THE RACE

Charles K. Bobrinskoy

Vice Chairman

Portfolio Manager

Average annual total returns as of 03/31/20

	1Q20	1-year	3-year	5-year	10-year	Since inception*
Ariel Focus Fund	– 32.90%	– 25.74%	– 7.73%	– 2.51%	3.92%	2.98%
Russell 1000® Value Index	– 26.73	– 17.17	– 2.18	1.90	7.67	5.39
S&P 500® Index	– 19.60	– 6.98	5.10	6.73	10.53	7.61

* The inception date for Ariel Focus Fund is 06/30/05.

DEAR FELLOW SHAREHOLDER:

The first quarter of 2020 was one of the most difficult we have experienced in over thirty five years in the capital markets. We believe the U.S. economy will eventually rebound strongly from the impact of COVID-19 and many of our portfolio companies will produce excellent returns from current distressed levels. But equity markets are currently not focused on long-term prospects, instead discounting shares for the dramatic downturn that is likely to occur in the U.S. and global economy in the 2nd and 3rd quarters. We are seeking to position Ariel Focus Fund to take advantage of an economic recovery, a process we believe will begin in the fourth quarter of this year.

Ariel Focus Fund underperformed its primary benchmark and the broad market in the first quarter of 2020 declining -32.90% versus a loss of -26.73% for the Russell 1000 Value Index and -19.60% for the S&P 500 Index. We entered 2020 believing the market was excessively concerned about a recession coming from a trade war with China, the negative impact of Brexit, or the election of a president unfriendly to business; concerns that seem almost trivial in hindsight. Our analysis suggested “safety stocks” (those companies such as consumer staples considered less sensitive to broad economic factors) were

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

ARIELINVESTMENTS.COM    9

overpriced. Likewise, extremely low interest rates had pushed investors to stretch for yield bidding up the price of bond substitute stocks such as high dividend paying utilities. Our analysis also suggested that technology companies including the so-called “FAANG” stocks were trading at excessive values. In the recent rapid downturn, all three of these groups have outperformed. Investors have increased their preference for consumer staples, bond substitutes and technology issues. Our lack of exposure to these sectors had a significant negative impact on performance in the quarter.

As we consider our portfolio today, we place companies into five categories. The first group consists of companies whose business we believe will actually improve in the short run because of the Coronavirus: J.M. Smucker Company (SJM), Progressive Corp. (PGR) and Johnson and Johnson (JNJ). SJM has seen sales of staples such as Jif peanut butter and Folgers coffee grow double digits as consumers stock up on basic food items. JNJ has benefitted from a dramatic increase in sales of over-the-counter medicines such as Tylenol and has announced encouraging prospects for a COVID-19 vaccine. A significant decrease in driving will reduce accident rates thereby reducing claim losses for PGR, at least in the short term. The market shares our positive assessment of the outlook for these companies and has rewarded their shares accordingly. Therefore, we are not finding attractive opportunities in this category, but are glad to own these names.

The second group are those companies whose business is generally unaffected either positively or negatively by the pandemic. Mosaic Co. (MOS), an agricultural fertilizer company and Adtalem Global Education (ATGE), a provider of health care educational services, fall into this group. Demand for grains and other farm products might actually grow in the current environment, offset perhaps by slower fertilizer sales to Asia and Europe, at least in the short term. The relative lack of population density in farming communities has reduced the spread of the virus among Mosaic’s customers. We believe we could actually see an increase in acres planted after last year’s Midwest flood conditions. The market, however, has grouped MOS with other natural resource companies (particularly oil and gas) who have seen demand decline with the global slowdown.

DISSECTING OUR PORTFOLIO

Mosaic’s shares declined -49.85% in the first quarter and we have been adding to our position. Adtalem’s nursing and medical schools will continue to operate with an emphasis in online learning, a historic strength of the company. Demand for doctors and particularly nurses will increase in the short term, although it will take time for this to translate to increased enrollments. Its shares fell -26.60% in the quarter.

“Today our portfolio trades at a large discount to private market value and at low multiples of normalized earnings. Once we reach the other side of this pandemic crisis, we believe these issues will recover.”

The third group are those companies who we anticipate will experience a short-term decline in their business but, in our view, will enjoy pent up demand once we reach the other side of this crisis. Our favorite companies in this category are Zimmer Biomet Holdings, Inc. (ZBH), Hanger, Inc. (HNGR) and KKR & Co. Inc. (KKR). ZBH makes orthopedic products such as replacement hips and knees. There is no doubt non-emergency procedures such as hip replacements will decline as hospitals concentrate on COVID-19 treatments. But, in our judgement, the total number of orthopedic procedures performed through 2022 will not be reduced, only consolidated into the later part of this year and next. Likewise, we believe demand for Hanger’s prosthetic products will come back sharply after

10     SLOW AND STEADY WINS THE RACE

orthotic clinics are reopened, a development we expect in the second quarter. There is no doubt KKR’s current investment portfolio will be negatively impacted by the downturn in capital markets and the global economy. But, the downturn will also provide KKR with exciting investment opportunities for the billions they have raised in committed capital. Likewise, institutional investors will appreciate the relative lack of volatility in KKR’s private funds, which are not marked to market on a daily basis.

The fourth category are companies which will suffer a permanent reduction in value from the current crisis, but may in some cases, see their stock prices decline by more than the loss in intrinsic value. Companies in the energy industry fall into this category. The total number of barrels of oil consumed worldwide through 2022 will be lower than previously estimated. The world’s proven reserves have not declined, resulting in a negative shift in supply demand curves. In January of this year, Apache Corporation (APA) announced a major oil discovery off the coast of Suriname in South America. French oil giant, Total S.A. agreed to provide much of the development capital for new wells sending APA shares up +79.50% on January 14, 2020 from their price on December 4, 2019. But since then, the price of West Texas Intermediate crude oil has collapsed from over $60 to $20 in late March. Despite continued positive developments on APA’s Suriname discovery, its stock price declined from $33 in January to $4 at quarter end, a painful -83.54% decline. APA was rated investment grade by both rating agencies before March when S&P downgraded the company to BB+, still the highest below investment grade rating. The credit default markets are more pessimistic, however pricing insurance against default at over 900 basis points per year as we go to print in early April. We believe APA will survive and its stock is trading well below its intrinsic value today. However, we acknowledge APA’s fate is dependent on factors outside of its control such as the global price of oil. We have added modestly to our position as a good risk reward opportunity but with our eyes wide open to the potential downside.

The fifth category contains companies who we believe have a high risk of not surviving the current crisis or suffering levels of equity dilution making shares uninvestable. Some of these companies are in industries we found unattractive before the pandemic. Others carried too much debt and will not generate sufficient free cash flow to service fixed income obligations. Unfortunately we would place many companies in the airline industry in this category. Other companies in this category include some restaurants, some ride sharing companies and perhaps even Airbnb, none of which we own.

We began this letter by noting the current environment is the most difficult we have experienced in our career. We entered this year believing investors were excessively pessimistic about risks such as Brexit and a trade war and were overvaluing safe stocks and growth stocks. Our analysis found good companies with some exposure to the economy were selling at attractive prices relative to our calculation of their intrinsic value. This positioning, both in terms of what we owned and what we did not, hurt our absolute and relative performance in the quarter. But today our portfolio trades at a large discount to private market value and at low multiples of normalized earnings. Once we reach the other side of this pandemic crisis, we believe these issues will recover. And, we WILL reach the other side.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Charles K. Bobrinskoy

Vice Chairman and Portfolio Manager

ARIELINVESTMENTS.COM    11

Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy

Portfolio manager

Composition of equity holdings (%)

	Ariel Focus Fund	Russell 1000 Value Index	S&P 500 Index

Financial services	32.75	26.87	17.85

Producer durables	17.89	8.61	8.68

Health care	16.24	14.59	14.79

Consumer discretionary	14.50	10.56	14.31

Technology	5.98	7.09	26.55

Energy	3.75	5.50	2.65

Consumer staples	3.31	10.15	6.82

Materials & processing	3.10	4.37	2.60

Utilities	0.00	12.25	5.77

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 03/31/20

	Quarter	1-year	3-year	5-year	10-year	Since inception

Ariel Focus Fund–Investor Class	-32.90	-25.74	-7.73	-2.51	3.92	2.98

Ariel Focus Fund–Institutional Class+	-32.87	-25.59	-7.51	-2.28	4.13	3.12

Russell 1000® Value Index	-26.73	-17.17	-2.18	1.90	7.67	5.39

S&P 500® Index	-19.60	-6.98	5.10	6.73	10.53	7.61

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/19)	Net	Gross
Investor Class	1.00%	1.23%
Institutional Class	0.75%	0.89%

The net expense ratio reflects a contractual advisory fee waiver agreement effective through September 30, 2021. Prior to February 1, 2014, the fee waiver was 1.25% for the Investor Class and 1.00% for the Institutional Class.

Top ten equity holdings (% of net assets)

1.	Oracle Corp.	6.0	6.	Zimmer Biomet Holdings, Inc.	5.1
2.	Lockheed Martin Corp.	5.5	7.	Johnson & Johnson	4.4
3.	KKR & Co., Inc.	5.5	8.	Lazard Ltd., Class A	4.4
4.	Snap-on, Inc.	5.1	9.	Goldman Sachs Group, Inc.	4.3
5.	Western Union Co.	5.1	10.	Zebra Technologies Corp.	4.2

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

12    SLOW AND STEADY WINS THE RACE

Rupal J. Bhansali

Chief Investment Officer

International and Global Equities

Average annual total returns as of 03/31/20

	1Q20	1-year	3-year	5-year	Since inception*
Ariel International Fund	– 13.64%	– 9.04%	– 1.61%	0.02%	3.76%
MSCI EAFE Net Index	– 22.83	– 14.38	– 1.82	– 0.62	4.10
MSCI ACWI ex-US Net Index	– 23.36	– 15.57	– 1.96	– 0.64	3.21

* The inception date for Ariel International Fund is 12/30/11.

Average annual total returns as of 03/31/20

	1Q20	1-year	3-year	5-year	Since inception*
Ariel Global Fund	– 13.28%	– 7.79%	1.09%	2.33%	6.17%
MSCI ACWI Net Index	– 21.37	–11.26	1.50	2.85	7.01

* The inception date for the Ariel Global Fund is 12/30/11.

DEAR FELLOW SHAREHOLDER:

Markets worldwide began 2020 on a high note, underscored by broad optimism around an improving global economic outlook and a phase 1 trade deal between the U.S. and China. However, in a swift and sudden reversal, the coronavirus pandemic unleashed massive economic shocks as governments across the globe enacted strict containment policies, which shuttered businesses, halted commerce and imposed “social-distancing” measures confining regional populations to their homes. Uncertainty over the duration of the virus threat and

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

ARIELINVESTMENTS.COM    13

magnitude of its impact prompted policymakers and central banks in the world’s largest economies to deliver fiscal stimulus and monetary relief packages in hopes of easing the damage on Wall Street and Main Street. Amidst this extreme volatility, it is not surprising that our “risk-aware,” global and international portfolios outperformed on a relative basis as attention to fundamental factors such as quality, risk and valuation was rewarded.

IF WE SEE UNCHARTERED TERRITORY, IT IS ONLY BECAUSE WE DON’T YET RECOGNIZE THE PATTERN

Having covered 50 countries over several market cycles, the financial impact of this contagion seems akin to Japan’s Fukushima Daiichi nuclear disaster, which followed the magnitude 9.0 Great East Japan Earthquake and Tsunami in March 2011. While the COVID-19 health crisis is global and far more intense in terms of its economic impact, we believe the playbook may prove similar. Japan lost considerable physical and human capital. The economy contracted -10% in the quarter following the nuclear accident but recovered by a similar amount in Q3 2011.1 The Bank of Japan provided market liquidity to ensure the stability of financial markets, and the central government and local policymakers in the region “launched a series of post-disaster economic and social rehabilitation projects.”2 “Most of the affected businesses, economic sectors and communities”3 recovered.

Flash forward 9 years—the unpredictability surrounding the human and economic toll of COVID-19 drove stocks to bear market territory, triggering unprecedented stimulus. Although markets have since recovered from their lows, we believe the trough of this new cycle remains on the horizon. The shock of the sudden freeze in the economy on corporate earnings and supply chains, as well as the second order effects on various countries, consumers and companies are not yet clear. And while the operating and financial environment will spare no one from adversity, we expect cyclicals to be harder hit than defensives and companies with high fixed costs to suffer more than those with flexible cost structures. We also anticipate that companies carrying an excessive amount of financial leverage will experience larger challenges than those with cash rich balance sheets.

Furthermore, the “coronavirus extends liquidity and capital problems, [such as labor participation and productivity growth] to the real economy—and does so at unprecedented scale…while there is a policy playbook for dealing with financial crises, no such thing exists for a large-scale real economy freeze.”4 In our opinion, the 2020 recession and new economic cycle will be ‘mitigated but not fully offset’ by extensive monetary and fiscal stimulus. We expect the economic shock driven by social distancing will eventually recede as lockdowns are lifted and business, as well as consumer activity resumes. Although it will likely have a sobering impact on GDP through the third quarter, similar to Japan, our central scenario is that the world economy will begin its recovery process thereafter.

“While it may get worse before it gets better, decades of stock market history suggest it will eventually get better.”

OPPORTUNITY MEETS PREPARATION

While a worldwide pandemic is certainly unique to our lifetime, our performance record as patient, long-term intrinsic value investors during a bear market has proven its mettle. Stock volatility is likely to persist across all asset classes, but value in general has been particularly hard hit. On a technical basis, value is the worst performing factor year-to-date, providing fertile opportunity for investment bargains. History highlights that value is the phoenix of asset classes rising out of a recession. As such, we are laser-focused on methodically and thoughtfully curating and availing of any opportunities to judiciously reposition the portfolio for years of future returns.

[1]	2020 Bloomberg Finance L.P. Accessed 19 March 2020.
[2]

Zhang, Hui, Chris Dolan, Si Meng Jing, Justine Uyimleshi and Peter Dodd. “Bounce Forward: Economic Recovery in Post-Disaster Fukushima.” MDPI. 27 November 2019, page 1, 2. www.mdpi.com/journal/sustainability

[3]

Zhang, Hui, Chris Dolan, Si Meng Jing, Justine Uyimleshi and Peter Dodd. “Bounce Forward: Economic Recovery in Post-Disaster Fukushima.” MDPI. 27 November 2019, page 1, 2. www.mdpi.com/journal/sustainability

[4]	Carlsson-Szlezak, Philipp, Martin Reeves and Paul Schwartz. “Understanding the Economic Shock of Coronavirus.” Harvard Business Review. 27 March 2020.

14    SLOW AND STEADY WINS THE RACE

As you are aware, our investment philosophy is biased toward owning undervalued, out-of-favor, franchise-quality companies that are misunderstood and therefore mispriced by the market. We pay particular attention to the growth and return prospects of the companies, as well as the sustainability of the business model and resilience of the balance sheet. Rest assured, this time is no different.

Given the economic backdrop, we are on the lookout for companies whose distinct fundamentals lends themselves to an inevitable recovery—where demand is delayed, not denied. Think consumer discretionary names, whose robust balance sheets and free cash flow allow operational flexibility in market downturns. Health Care is another area, where secular inventive franchises with strong research and development, as well as solid balance sheets offer defensive characteristics and have limited reliance on the cycle.

Our investment discipline is driven by bottom-up stock picking. We pay attention to risk management in addition to return management. This balanced approach has driven us to take profits in some of our more defensive holdings, such as telecoms where our non-consensus thesis around the stability of these operators through a recession benefitted our portfolios in the quarter. We have also redeployed capital in existing names—where we have high conviction—that in our view, have unnecessarily underperformed in this environment. And although we are selectively accumulating cyclical and consumer discretionary issues, we are keeping a substantial amount of powder dry in anticipation of better opportunities emerging in the upcoming earnings season.

Lastly, while we expect a solid recovery for equities and earnings, we remain concerned with balance sheet risk. In response, we are paying close attention to debt multiples and leverage ratios, along with earnings metrics.

HISTORY REPEATS ITSELF

While it may get worse before it gets better, decades of stock market history suggest it will eventually get better.

Since 1928—through 14 recessions and 21 bear markets—U.S. equity markets have never failed to regain a prior peak. In addition, since 1972—through 4 worldwide recessions and 10 bear markets—Global equity markets have never failed to regain a prior peak. We strongly believe the patient investor that stays the course and consistently owns advantaged business models with resilient balance sheets whose stocks are mispriced and undervalued, are well-positioned to deliver superior risk-adjusted returns over the long-run.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Rupal J. Bhansali

Chief Investment Officer

International and Global Equities

ARIELINVESTMENTS.COM    15

Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings (%)

			MSCI
	Ariel	MSCI	ACWI
	International	EAFE	ex-US
	Fund	Index	Index
Communication services	27.70	5.52	7.50
Health care	15.53	14.33	10.52
Consumer staples	14.38	12.64	10.50
Consumer discretionary	9.97	11.08	11.82
Financials	9.49	16.45	19.23
Utilities	6.81	4.20	3.73
Industrials	2.85	14.23	11.43
Information technology	2.43	7.61	10.05
Energy	2.00	3.96	5.21
Real estate	1.05	3.30	3.03
Materials	0.00	6.69	6.97

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications.

Average annual total returns (%) as of 03/31/20

	Quarter	1-year	3-year	5-year	Since inception

Ariel International Fund–Investor Class	-13.64	-9.04	-1.61	0.02	3.76

Ariel International Fund–Institutional Class	-13.65	-8.87	-1.36	0.26	4.01
MSCI EAFE Index (net)	-22.83	-14.38	-1.82	-0.62	4.10
MSCI ACWI ex-US Index (net)	-23.36	-15.57	-1.96	-0.64	3.21

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/19)	Net	Gross
Investor Class	1.13%	1.32%
Institutional Class	0.88%	0.93%

The net expense ratio reflects a contractual advisory fee waiver agreement effective through September 30, 2021. Prior to November 29, 2016, the fee waiver was 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class, and, prior to February 1, 2014, the fee waiver was 1.40% for the Investor Class and 1.15% for the Institutional Class.

Top ten companies (% of net assets)
1.	Roche Holding AG	8.8	6.	Philip Morris Intl, Inc.	5.5
2.	Deutsche Boerse AG	8.5	7.	Koninklijke Ahold Delhaize N.V.	5.0
3.	Nintendo Co., Ltd.	7.4	8.	Michelin (CGDE)	4.0
4.	GlaxoSmithKline plc	6.3	9.	Nippon Telegraph & Telephone Corp.	3.9
5.	China Mobile Ltd.	5.8	10.	Snam SpA	3.1

For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings (% of net assets)

Japan	24.25	United States	6.01

Germany	11.69	France	5.55

Switzerland	11.36	Netherlands	5.02

China	8.22	Italy	3.37

United Kingdom	8.17	Spain	3.25

16    SLOW AND STEADY WINS THE RACE

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings (%)

	Ariel	MSCI
	Global	ACWI
	Fund	Index
Health care	26.46	13.26
Communication services	20.73	9.32
Information technology	14.16	18.79
Consumer staples	9.17	8.82
Financials	9.14	14.45
Consumer discretionary	7.59	10.84
Energy	2.16	3.71
Utilities	1.39	3.61
Industrials	1.11	9.63
Real estate	0.87	3.15
Materials	0.00	4.40

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications.

Average annual total returns (%) as of 03/31/20

	Quarter	1-year	3-year	5-year	Since inception

Ariel Global Fund–Investor Class	-13.28	-7.79	1.09	2.33	6.17

Ariel Global Fund–Institutional Class	-13.22	-7.56	1.32	2.57	6.44
MSCI ACWI Index (net)	-21.37	-11.26	1.50	2.85	7.01

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/19)	Net	Gross
Investor Class	1.13%	1.44%
Institutional Class	0.88%	0.99%

The net expense ratio reflects a contractual advisory fee waiver agreement effective through September 30, 2021. Prior to November 29, 2016, the fee waiver was 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class, and, prior to February 1, 2014, the fee waiver was 1.40% for the Investor Class and 1.15% for the Institutional Class.

Top ten companies (% of net assets)
1.	Microsoft Corp.	9.8	6.	China Mobile Ltd.	5.6
2.	Roche Holding AG	8.2	7.	Nintendo Co., Ltd.	3.9
3.	Gilead Sciences, Inc.	7.0	8.	Johnson & Johnson	3.7
4.	GlaxoSmithKline plc	5.8	9.	Baidu, Inc.	3.7
5.	Philip Morris Intl, Inc.	5.6	10.	Berkshire Hathaway, Inc., Class B	3.5

For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings (% of net assets)

United States	42.15	Germany	4.01

Japan	12.76	France	3.51

China	9.33	Finland	1.73

Switzerland	8.56	South Korea	1.08

United Kingdom	6.10	Thailand	0.98

ARIELINVESTMENTS.COM    17

Aaron Diaz Bianco, JD/CFA® Research Analyst

Kennametal, Inc. (KMT) is one of the world’s leading manufacturers of durable cutting tools. Customers rely on its products in general engineering, transportation, aerospace, agriculture, road construction, mining, and energy. Founded in 1938, Kennametal has helped customers improve manufacturing productivity for over 80 years. With so much attention given to COVID-19, the marketplace appears to be overlooking that Kennametal is more profitable than it was a few years ago. Since the last downturn in 2015-2016, Kennametal has simplified and modernized its production. We expect the company’s improved cost structure will help lead to profitability for many years to come.

HIGH VALUE PROPOSITION FOR CUSTOMERS

The strong value proposition of Kennametal’s cutting tools and the high barriers to entry help preserve pricing power over economic cycles. The importance of avoiding malfunctions in heavy equipment such as commercial aircraft greatly outweighs the costs of these highly specialized cutting tools, such that customers are willing to spend what is necessary. Given this dynamic, one would expect many companies will rush to meet the demand. However, new entrants are not expected to flood the marketplace because of the substantial investment required. Serving cutting tools customers requires extensive materials science, engineering, sourcing, manufacturing and a technically-proficient sales force.

RESILIENCE THROUGH CYCLES

Many of Kennametal’s end markets, most notably automotive and energy, were already experiencing production downturns in late 2019. Now with the COVID-19 outbreak, end markets that were doing well, namely aerospace, are being affected. While COVID-19 is unprecedented, in our view, investors should always, as a matter of discipline, look to the normalized earnings power of any business when calculating intrinsic value. On this count, we believe Kennametal is being priced as if the extreme downward pressure on its end markets will persist indefinitely. However, this franchise will endure because it adds substantial value for its customers. Those customers will likely be ramping up production as soon as the pandemic subsides, and Kennametal will be well positioned to serve given its essential role in the production process.

LOOKING THROUGH THE WINDSHIELD VS. REAR VIEW MIRROR

In addition to maintaining our disciplined focus on the long term, which we think is being neglected by many market participants at this time, we also believe many are not fully appreciating Kennametal’s improved cost structure. In the past, Kennametal allocated resources to serving many small and medium-sized clients, keeping the company’s cost base higher than it needed to be while also diverting resources from improvements that larger competitors made years before. Today, Kennametal has efficiently and strategically deemphasized smaller accounts where appropriate, resulting in decreased fixed costs. Accordingly, the company has used the excess capital to automate and modernize its factories.

A PATIENT APPROACH

Even during Kennametal’s period of elevated fixed costs, the company never sacrificed its scientific expertise and materials acumen. Improving its economies of scale by removing redundancies and automating production should enable it to remain the strongest player in the Western Hemisphere. Due to the deterioration of Kennametal’s end markets in the face of the COVID-19 shock, the benefits of management’s actions may not immediately translate to profits. However, once we return to a normalized operating environment, Kennametal’s improvements will shine through for patient investors.

18    SLOW AND STEADY WINS THE RACE

Sabrina Carollo, CFA® Senior Vice President Director of Research Operations

Established as a spin-off of Danaher Corporation in September 2019, Envista Holdings Corp. (NVST) is a leading global dental manufacturing company. Under its Specialty Products & Technologies Division (49% of revenue), Envista offers dental implants, orthodontic traditional bracket and wire systems, dental lab products, and more innovative aligners. Additionally, the company offers digital imaging systems, impression materials, bonding agents, and infection prevention products under its Equipment and Consumables Division (51% of revenue).

SOLID COMPETITIVE ADVANTAGES

Though the global dental industry is highly fragmented, Envista’s reach includes more than 1 million dentists in over 150 countries. Furthermore, the company offers a broad product portfolio, covering approximately 90% of clinical needs for dental treatment. This strength and product breadth allow the company to boast a high-recurring revenue stream with approximately 70% derived from consumables, services and spare parts. A continued focus on innovation further enhances the company’s competitiveness, utilizing approximately 6% of revenue for research and development. Finally, Envista’s tenured management team of operating executives and leaders have a long history in the dental industry.

FAVORABLE GROWTH DRIVERS

Envista is positioned to capitalize on dental market trends to accelerate growth. First, the industry continues to experience favorable demographic shifts. The aging population is significant since older individuals have a higher dental expenditure per capita. Second, new studies continue to link dental health to overall health, which could help drive dental care to become part of a larger focus on preventative healthcare over time. Third, development outside the United States boasts higher growth dynamics, with the company generating 24% of revenue from emerging markets in 2019. Fourth, cosmetic dentistry continues to experience increased demand and is particularly attractive since it focuses on more profitable product offerings. Finally, after a pause taken to focus on internal operations, Envista will complete tuck-in acquisitions, thereby enhancing its growth trajectory.

SIGNIFICANT MARGIN UPSIDE POTENTIAL

Company operations are based on the Danaher operating culture, Envista Business System (EBS). Since 2015, Envista has invested heavily and rationalized product/brand lines, reducing manufacturing sites by 25% and other locations by 40%. Furthermore, imaging/treatment brands were rationalized from 11 to 6, and the company consolidated back-office functions. We believe management is focused on further cost savings such as additional manufacturing site reduction and product streamlining. In our view, the company will rapidly expand margins at a higher rate versus Wall Street expectations.

ONCE-IN-A-LIFETIME OPPORTUNITY

While it may be a recently acquired portfolio company, Envista is certainly not a new name to Ariel. In 2006, Danaher Corporation acquired Sybron Dental, an Ariel portfolio company at that time. A large portion of the Envista product portfolio is represented by the former Sybron Dental. In this current, unchartered COVID-19 environment, the American Dental Association, along with other global regulatory bodies, have informed the dental community to see patients on an emergency-basis only. However, we know people will once again visit dentists for their bi-annual dental cleanings and necessary follow-up procedures—the only uncertainty is when. As long-term investors, this temporary slowdown has provided us with a once-in-a-lifetime opportunity to invest in a high-quality company trading at a significant discount to its private market valuation of $35.71.

ARIELINVESTMENTS.COM    19

Jamil Soriano Vice President, Research

Founded in 1937 and based in Mayfield, OH, Progressive Corp. (PGR) is one of the largest property and casualty automobile insurers in the U.S. With specialization in the personal auto segment, Progressive also maintains a solid position in the commercial auto market. As background, Progressive distributes its policies primarily through its digital direct-to-consumer (DTC) channel and network of over 30,000 independent agents. The company entered the homeowners’ insurance space in 2014 through the acquisition of American Strategic Insurance Corp., which strengthened its competitive positioning by facilitating a home/auto bundled solution. Additionally, it is gradually expanding beyond autos to other small commercial lines which it views as a long-term growth driver.

COMPETITIVE ADVANTAGE DRIVEN BY DATA, MARKETING AND INNOVATION

Brand strength, scale, and underwriting prowess differentiate the company from its peers in a highly competitive and relatively commoditized industry. Progressive maintains a sizeable marketing budget—illustrated by the public’s familiarity with “Flo” from its television commercials. This type of brand support gives the company an advantage, especially in the DTC channel and makes it difficult for smaller players to keep pace. Underwriting is supported by superior data analytics and innovation. Now an industry norm, telematics—the integrated use of communications and information technology to transmit, store and receive information—was first developed and employed by Progressive in an effort to inform pricing decisions. Progressive’s data superiority allows the company to better assess risk factors when determining competitive policy rates, which leaves the riskier driver pool and higher payouts for its competitors. This creates a virtuous cycle. Specifically, industry participants increase rates in response to greater underwriting losses, which in turn promotes further Progressive market share gains. The company’s advantages are substantiated by best-in-class loss ratios and return on equity.

A SHIFT IN THE GLOBAL OPERATING ENVIRONMENT

Prior to the pandemic, Progressive investors had been focused on the possibility of accelerated underwriting margin degradation as a result of increased competition and an uptick in accident frequency and severity. We believed loss trends would normalize at a more gradual pace given Progressive’s competitive positioning and pricing acumen. However, the emergence of COVID-19 dramatically altered the global operating environment and understandably shifted the focus to the public health and economic implications of the virus.

A PROMISING OUTLOOK IN THE FACE OF UNCERTAINTY

While the company’s shares have not been fully immune to market volatility, it has outperformed its peer set. Auto insurance is a non-discretionary expense and drivers need it regardless of how much they drive. Shelter in place designations across the country will likely translate into fewer miles driven and should lead to lower claims rates. While the low interest rate environment will remain a headwind for Progressive, it is important to remember the vast majority of its revenues are derived from earned premiums. Collectively, we like the company’s positioning regardless of the macroeconomic backdrop and expect its brand and data-driven culture to fuel growth and share gains in the long term.

20    SLOW AND STEADY WINS THE RACE

Schedules of investments	03/31/20 (UNAUDITED)

Ariel Fund

Number of shares	Common stocks—98.85%	Value

	Consumer discretionary & services—32.51%

6,867,689	Mattel, Inc.(a)	$60,504,340

3,173,966	Interpublic Group of Cos., Inc.	51,386,509

1,905,599	Adtalem Global Education, Inc.(a)	51,050,997

4,376,984	MSG Networks, Inc.(a)(b)	44,645,237

3,125,765	ViacomCBS, Inc.	43,791,968

563,604	Mohawk Industries, Inc.(a)	42,969,169

2,852,435	Nielsen Holdings plc	35,769,535

3,205,077	TEGNA, Inc.	34,807,136

2,220,256	Meredith Corp.(b)	27,131,528

806,040	Royal Caribbean Cruises Ltd.	25,930,307

130,969	Vail Resorts, Inc.	19,345,431

		437,332,157

	Consumer staples—5.61%

438,245	J.M. Smucker Co.	48,645,195

688,000	Molson Coors Brewing Co.	26,838,880

		75,484,075

	Financial services—27.96%

2,975,439	KKR & Co., Inc.	69,833,553

823,800	Northern Trust Corp.	62,163,948

2,342,903	Lazard Ltd., Class A	55,198,795

500,299	JLL	50,520,193

1,195,953	CBRE Group, Inc., Class A(a)	45,099,388

1,041,788	First American Financial Corp.	44,182,229

528,600	Affiliated Managers Group, Inc.	31,261,404

1,159,249	Janus Henderson Group plc	17,759,695

		376,019,205

	Health care—8.54%

323,100	Laboratory Corp. of America Holdings(a)	40,836,609

1,919,315	Envista Holdings Corp.(a)	28,674,566

186,506	Charles River Laboratories Intl, Inc.(a)	23,538,922

62,281	Bio-Rad Laboratories, Inc.(a)	21,833,227

		114,883,324

	Materials & processing—5.08%

978,400	Masco Corp.	33,823,288

398,197	Simpson Manufacturing Co., Inc.	24,680,250

5,477,884	U.S. Silica Holdings, Inc.(b)	9,860,191

		68,363,729

	Producer durables—18.14%

325,100	Zebra Technologies Corp.(a)	59,688,360

1,123,000	Stericycle, Inc.(a)	54,555,340

543,585	Keysight Technologies, Inc.(a)	45,487,193

2,266,141	Kennametal, Inc.	42,195,545

387,163	Snap-on, Inc.	42,131,078

		244,057,516

	Technology—1.01%

1,012,665	Knowles Corp.(a)	13,549,458

	Total common stocks (Cost $1,339,921,371)	1,329,689,464

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM  21

Schedules of investments	03/31/20 (UNAUDITED)

Ariel Fund (continued)

Number of shares	Short-term investments—1.08%	Value

14,498,226	Northern Institutional Treasury Portfolio, 0.40%(c)	$14,498,226

	Total short-term investments (Cost $14,498,226)	14,498,226

	Total Investments—99.93% (Cost $1,354,419,597)	1,344,187,690

	Other Assets less Liabilities—0.07%	955,143

	Net Assets—100.00%	$1,345,142,833

The accompanying notes are an integral part of the financial statements.

22  SLOW AND STEADY WINS THE RACE

Schedules of investments	03/31/20 (UNAUDITED)

Ariel Appreciation Fund

Number of shares	Common stocks—99.33%	Value

	Consumer discretionary & services—25.84%

2,481,230	Interpublic Group of Cos., Inc.	$40,171,114

3,829,300	Mattel, Inc.(a)	33,736,133

1,195,600	BorgWarner, Inc.	29,136,772

336,900	Omnicom Group, Inc.	18,495,810

1,314,898	ViacomCBS, Inc.	18,421,721

333,000	CarMax, Inc.(a)	17,925,390

1,745,437	MSG Networks, Inc.(a)	17,803,457

1,265,624	Nielsen Holdings plc	15,870,925

58,300	Vail Resorts, Inc.	8,611,493

627,400	Carnival Corp.	8,262,858

31,600	The Madison Square Garden Co., Class A(a)	6,680,556

315,600	Nordstrom, Inc.	4,841,304

		219,957,533

	Consumer staples—5.37%

297,275	J.M. Smucker Co.	32,997,525

325,400	Molson Coors Brewing Co.	12,693,854

		45,691,379

	Energy—1.21%

1,043,300	National Oilwell Varco	10,255,639

	Financial services—34.36%

585,800	Northern Trust Corp.	44,204,468

500,100	Progressive Corp.	36,927,384

973,200	Aflac, Inc.	33,322,368

649,900	First American Financial Corp.	27,562,259

585,189	BOK Financial Corp.	24,905,644

1,041,720	Lazard Ltd., Class A	24,542,923

420,789	Houlihan Lokey, Inc.	21,931,523

119,454	Willis Towers Watson plc	20,289,262

716,568	KKR & Co., Inc.	16,817,851

451,700	The Charles Schwab Corp.	15,186,154

224,450	CBRE Group, Inc., Class A(a)	8,464,010

53,000	Goldman Sachs Group, Inc.	8,193,270

146,950	Blackstone Group, Inc.	6,696,511

33,980	JLL	3,431,300

		292,474,927

	Health care—11.14%

249,600	Laboratory Corp. of America Holdings(a)	31,546,944

236,400	Zimmer Biomet Holdings, Inc.	23,895,312

437,415	Cardinal Health, Inc.	20,969,675

100,880	Charles River Laboratories Intl, Inc.(a)	12,732,065

381,122	Envista Holdings Corp.(a)	5,693,963

		94,837,959

	Materials & processing—0.32%

1,509,080	U.S. Silica Holdings, Inc.	2,716,344

	Producer durables—19.27%

314,299	Stanley Black & Decker, Inc.	31,429,900

620,000	Stericycle, Inc.(a)	30,119,600

1,468,500	Kennametal, Inc.	27,343,470

321,315	Keysight Technologies, Inc.(a)	26,887,639

166,200	Snap-on, Inc.	18,085,884

101,600	Littelfuse, Inc.	13,555,472

50,800	Zebra Technologies Corp.(a)	9,326,880

50,950	Illinois Tool Works, Inc.	7,241,014

		163,989,859

	Technology—1.82%

1,160,100	Knowles Corp.(a)	15,522,138

	Total common stocks (Cost $827,403,296)	845,445,778

Number of shares	Short-term investments—0.54%	Value

4,571,488	Northern Institutional Treasury Portfolio, 0.40%(c)	$4,571,488

	Total short-term investments (Cost $4,571,488)	4,571,488

	Total Investments—99.87% (Cost $831,974,784)	850,017,266

	Other Assets less Liabilities—0.13%	1,109,686

	Net Assets—100.00%	$851,126,952

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM  23

Schedules of investments	03/31/20 (UNAUDITED)

Ariel Focus Fund

Number of shares	Common stocks—97.52%	Value

	Consumer discretionary & services—14.50%

62,200	BorgWarner, Inc.	$1,515,814

100,572	ViacomCBS, Inc.	1,409,014

102,100	Nielsen Holdings plc	1,280,334

34,300	Adtalem Global Education, Inc.(a)	918,897

10,700	Mohawk Industries, Inc.(a)	815,768

		5,939,827

	Consumer staples—3.31%

12,200	J.M. Smucker Co.	1,354,200

	Energy—3.75%

21,600	Exxon Mobil Corp.	820,152

43,300	National Oilwell Varco	425,639

69,700	Apache Corp.	291,346

		1,537,137

	Financial services—32.75%

95,200	KKR & Co., Inc.	$2,234,344

114,500	Western Union Co.	2,075,885

76,600	Lazard Ltd., Class A	1,804,696

11,500	Goldman Sachs Group, Inc.	1,777,785

22,000	Progressive Corp.	1,624,480

29,600	First American Financial Corp.	1,255,336

23,800	BOK Financial Corp.	1,012,928

29,200	Bank of New York Mellon Corp.	983,456

9,200	Blackstone Group, Inc.	419,244

3,000	Northern Trust Corp.	226,380

		13,414,534

	Health care—16.24%

20,500	Zimmer Biomet Holdings, Inc.	2,072,140

13,900	Johnson & Johnson	1,822,707

90,900	Hanger, Inc.(a)	1,416,222

10,600	Laboratory Corp. of America Holdings(a)	1,339,734

		6,650,803

	Materials & processing—3.10%

117,300	Mosaic Co.	1,269,186

	Producer durables—17.89%

6,656	Lockheed Martin Corp.	2,256,051

19,300	Snap-on, Inc.	2,100,226

9,400	Zebra Technologies Corp.(a)	1,725,840

8,100	Stanley Black & Decker, Inc.	810,000

67,200	Team, Inc.(a)	436,800

		7,328,917

	Technology—5.98%

50,700	Oracle Corp.	2,450,331

	Total common stocks (Cost $48,097,588)	39,944,935

Number of shares	Short-term investments—2.50%	Value

1,024,160	Northern Institutional Treasury Portfolio, 0.40%(c)	$1,024,160

	Total short-term investments (Cost $1,024,160)	1,024,160

	Total Investments—100.02% (Cost $49,121,748)	40,969,095

	Other Assets less Liabilities—(0.02)%	(9,072)

	Net Assets—100.00%	$40,960,023

The accompanying notes are an integral part of the financial statements.

24  SLOW AND STEADY WINS THE RACE

Schedules of investments	03/31/20 (UNAUDITED)

Ariel International Fund

Number of shares	Common stocks—92.21%	Value

	Belgium—0.04%

5,678	KBC Group NV	$257,640

	Canada—0.51%

77,667	IGM Financial, Inc.	1,288,655

67,137	Suncor Energy, Inc.	1,071,482

2,271	Fairfax Financial Holdings Ltd.	696,211

		3,056,348

	China—8.22%

4,052,500	China Mobile Ltd.	$30,370,575

144,481	Baidu, Inc. ADR(a)	14,562,240

105,552	China Mobile Ltd. ADR	3,976,144

		48,908,959

	Finland—2.61%

3,378,870	Nokia Corp. ADR	10,474,497

1,105,610	Nokia Corp.	3,405,124

68,128	Nokian Renkaat Corp.	1,626,766

		15,506,387

	France—5.55%

270,726	Michelin (CGDE)	23,711,505

56,081	Safran SA	4,968,617

28,036	Thales SA	2,321,825

23,905	Total SA	900,712

41,236	Vivendi SA	871,869

3,621	Airbus SE	233,489

		33,008,017

	Germany—11.69%

369,339	Deutsche Boerse AG	50,741,303

6,388,210	Telefonica Deutschland Holding	15,683,737

140,413	Rocket Internet SE(a)	2,800,480

7,578	Brenntag AG	275,325

		69,500,845

	Hong Kong—0.89%

424,000	CLP Holdings Ltd.	3,883,843

11,017,302	Li & Fung Ltd.	1,433,003

		5,316,846

	Italy—3.37%

4,030,882	Snam SpA	18,422,348

296,514	Italgas SpA	1,622,339

		20,044,687

	Japan—24.25%

112,900	Nintendo Co., Ltd.	43,878,993

957,500	Nippon Telegraph & Telephone Corp.	22,900,162

846,300	Subaru Corp.	16,177,094

494,400	NTT DOCOMO, Inc.	15,461,423

811,100	Japan Tobacco, Inc.	15,002,663

429,400	Bridgestone Corp.	13,144,198

80,800	Secom Co., Ltd.	6,682,826

67,400	Daito Trust Construction Co., Ltd.	6,258,999

72,200	Mabuchi Motor Co., Ltd.	2,142,163

73,400	Ono Pharmaceutical Co., Ltd.	1,686,764

87,000	Shizuoka Bank Ltd.	528,238

12,900	Calbee, Inc.	348,131

		144,211,654

	Luxembourg—0.78%

95,142	RTL Group	3,186,112

120,158	Tenaris ADR	1,447,904

		4,634,016

	Netherlands—5.02%

1,281,663	Koninklijke Ahold Delhaize N.V.	29,858,350

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM  25

Schedules of investments	03/31/20 (UNAUDITED)

Ariel International Fund (continued)

Number of shares	Common stocks—92.21%	Value

	Singapore—0.39%

356,200	Singapore Exchange Ltd.	$2,294,089

	Spain—3.25%

630,582	Endesa SA	13,343,367

474,355	Tecnicas Reunidas SA(a)	6,008,519

		19,351,886

	Switzerland—11.36%

162,998	Roche Holding AG	52,443,306

25,384	Swisscom AG	13,592,647

7,508	Novartis AG ADR	619,035

4,147	Nestle SA	424,519

2,337	Kuehne & Nagel Intl, AG	318,348

1,943	Novartis AG	160,295

		67,558,150

	United Arab Emirates—0.10%

4,048,694	Dubai Financial Market(a)	606,550

	United Kingdom—8.17%

1,997,250	GlaxoSmithKline plc	37,476,734

94,880	Reckitt Benckiser Group plc	7,227,541

275,639	National Grid plc	3,220,643

222,498	Kingfisher plc	390,820

188,637	Vodafone Group plc	260,969

		48,576,707

	United States—6.01%

447,710	Philip Morris Intl, Inc.	32,664,922

68,377	EOG Resources, Inc.	2,456,102

5,964	Check Point Software Technologies Ltd.(a)	599,621

		35,720,645

	Total common stocks (Cost $578,399,673)	548,411,776

Number of shares	Short-term investments—3.50%	Value

20,791,447	Northern Institutional Treasury Portfolio, 0.40%(c)	$20,791,447

	Total short-term investments (Cost $20,791,447)	20,791,447

	Total Investments—95.71% (Cost $599,191,120)	569,203,223

	Cash, Foreign Currency, Other Assets less Liabilities—4.29%	25,540,894

	Net Assets—100.00%	$594,744,117

The accompanying notes are an integral part of the financial statements.

26  SLOW AND STEADY WINS THE RACE

Schedules of investments	03/31/20 (UNAUDITED)

Ariel International Fund (continued)

Open foreign currency contracts as of March 31, 2020

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Open forward currency contracts with unrealized appreciation

05/13/2020	UBS	JPY	1,047,307,474	CNH	66,915,731	$330,007

05/13/2020	UBS	USD	28,659,667	CNH	200,290,946	433,023

05/13/2020	UBS	JPY	565,427,122	USD	5,171,558	97,907

Subtotal UBS AG						860,937

05/13/2020	Northern Trust	USD	3,040,137	CAD	4,039,888	168,150

05/13/2020	Northern Trust	USD	7,222,246	CNH	50,460,746	110,903

05/13/2020	Northern Trust	CAD	4,039,888	USD	2,808,536	63,450

Subtotal Northern Trust						342,503

05/13/2020	JPMorgan Chase	CAD	2,906,000	AUD	3,223,392	82,820

05/13/2020	JPMorgan Chase	GBP	867,600	CAD	1,496,703	14,594

05/13/2020	JPMorgan Chase	USD	7,508,527	CAD	9,975,165	417,109

05/13/2020	JPMorgan Chase	JPY	809,509,224	EUR	6,742,348	95,246

Subtotal JPMorgan Chase						609,769

Subtotal - Open forward currency contracts with unrealized appreciation						$1,813,209

Open forward currency contracts with unrealized depreciation

05/13/2020	UBS	NOK	10,371,451	EUR	1,021,694	$(130,935)

05/13/2020	UBS	SEK	23,346,356	EUR	2,217,036	(87,026)

05/13/2020	UBS	USD	5,171,558	JPY	574,299,447	(180,592)

05/13/2020	UBS	AUD	51,562,324	USD	34,681,386	(2,959,505)

05/13/2020	UBS	GBP	31,493,965	USD	40,869,309	(1,715,611)

05/13/2020	UBS	NOK	27,930,421	USD	3,019,205	(332,039)

05/13/2020	UBS	SEK	111,154,572	USD	11,586,224	(338,819)

Subtotal UBS AG						(5,744,527)

05/13/2020	Northern Trust	SEK	34,936,342	USD	3,641,687	(106,581)

05/13/2020	Northern Trust	SGD	7,757,068	USD	5,599,518	(138,135)

Subtotal Northern Trust						(244,716)

05/13/2020	JPMorgan Chase	CAD	2,906,106	AUD	3,495,889	(84,749)

05/13/2020	JPMorgan Chase	AUD	6,495,817	CAD	5,812,106	(135,549)

05/13/2020	JPMorgan Chase	AUD	1,990,849	CHF	1,301,000	(129,899)

05/13/2020	JPMorgan Chase	AUD	5,918,919	EUR	3,629,600	(368,569)

05/13/2020	JPMorgan Chase	CAD	1,496,703	GBP	898,723	(53,286)

05/13/2020	JPMorgan Chase	AUD	4,241,021	USD	2,855,857	(246,720)

05/13/2020	JPMorgan Chase	CAD	1,366,777	USD	1,025,382	(53,730)

Subtotal JPMorgan Chase						(1,072,502)

Subtotal - Open forward currency contracts with unrealized depreciation						$(7,061,745)

Net unrealized appreciation (depreciation) on forward currency contracts						$(5,248,536)

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM  27

Schedules of investments	03/31/20 (UNAUDITED)

Ariel Global Fund

Number of shares	Common stocks—92.78%	Value

	Canada—0.18%

10,003	IGM Financial, Inc.	$165,970

	Chile—0.05%

2,946	Banco Santander-Chile ADR	44,573

	China—9.33%

674,500	China Mobile Ltd.	5,054,893

33,452	Baidu, Inc. ADR(a)	3,371,627

		8,426,520

	Finland—1.73%

280,515	Nokia Corp. ADR	869,597

225,709	Nokia Corp.	695,152

		1,564,749

	France—3.51%

29,492	Michelin (CGDE)	2,583,053

4,618	Safran SA	409,142

1,056	Thales SA	87,454

2,315	Vivendi SA	48,947

554	Airbus SE	35,723

		3,164,319

	Germany—4.01%

22,548	Deutsche Boerse AG	3,097,737

213,244	Telefonica Deutschland Holding	523,537

		3,621,274

	Hong Kong—0.23%

19,000	CLP Holdings Ltd.	174,040

278,000	Li & Fung Ltd.	36,159

		210,199

	Italy—0.23%

45,488	Snam SpA	207,894

	Japan—12.76%

8,950	Nintendo Co., Ltd.	3,478,450

87,400	Nippon Telegraph & Telephone Corp.	2,090,312

88,100	Subaru Corp.	1,684,039

45,500	NTT DOCOMO, Inc.	1,422,926

65,600	Japan Tobacco, Inc.	1,213,383

36,700	Bridgestone Corp.	1,123,410

3,000	Daito Trust Construction Co., Ltd.	278,590

2,800	Secom Co., Ltd.	231,583

		11,522,693

	Mexico—0.29%

111,675	Wal-Mart de Mexico SAB de CV	262,446

	Netherlands—0.69%

26,661	Koninklijke Ahold Delhaize N.V.	621,110

	South Korea—1.08%

15,967	KT&G Corp.	977,616

The accompanying notes are an integral part of the financial statements.

28   SLOW AND STEADY WINS THE RACE

Schedules of investments	03/31/20 (UNAUDITED)

Ariel Global Fund (continued)

Number of shares	Common stocks—92.78%	Value

	Spain—0.71%

30,246	Endesa SA	$640,017

	Switzerland—8.56%

23,013	Roche Holding AG	7,404,249

522	Swisscom AG	279,521

340	Kuehne & Nagel Intl, AG	46,315

		7,730,085

	Taiwan—0.19%

26,000	Catcher Technology Co., Ltd.	166,318

	Thailand—0.98%

319,000	Kasikornbank PCL	886,257

	United Kingdom—6.10%

278,964	GlaxoSmithKline plc	5,234,527

20,327	National Grid plc	237,506

27,721	Vodafone Group plc	38,350

		5,510,383

	United States—42.15%

56,372	Microsoft Corp.	8,890,428

83,997	Gilead Sciences, Inc.	6,279,616

69,799	Philip Morris Intl, Inc.	5,092,535

25,780	Johnson & Johnson	3,380,531

17,372	Berkshire Hathaway, Inc., Class B(a)	3,176,123

44,808	Verizon Communications, Inc.	2,407,534

29,182	Amdocs Ltd.	1,604,135

16,769	Quest Diagnostics, Inc.	1,346,551

33,709	EOG Resources, Inc.	1,210,827

55,045	Schlumberger Ltd.	742,557

32,011	Foot Locker, Inc.	705,843

51,818	Tapestry, Inc.	671,043

15,969	Equity Commonwealth	506,377

8,806	Discover Financial Services	314,110

8,902	U.S. Bancorp	306,674

4,358	Bristol-Myers Squibb Co.	242,915

3,198	Acacia Communications, Inc.(a)	214,842

84,927	Acacia Research Corp.(a)	188,538

2,701	QUALCOMM, Inc.	182,723

2,104	Intercontinental Exchange, Inc.	169,898

411	Costco Wholesale Corp.	117,188

2,542	Cisco Systems, Inc.	99,926

2,112	SEI Investments Co.	97,870

35	Booking Holdings, Inc.(a)	47,086

948	InterDigital, Inc.	42,309

168	Check Point Software Technologies Ltd.(a)	16,891

		38,055,070

	Total common stocks (Cost $79,182,123)	83,777,493

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   29

Schedules of investments	03/31/20 (UNAUDITED)

Ariel Global Fund (continued)

Number of shares	Short-term investments—3.18%	Value

2,866,109	Northern Institutional Treasury Portfolio, 0.40%(c)	$2,866,109

	Total short-term investments (Cost $2,866,109)	2,866,109

	Total Investments—95.96% (Cost $82,048,232)	86,643,602

	Cash, Foreign Currency, Other Assets less Liabilities—4.04%	3,650,346

	Net Assets—100.00%	$90,293,948

Open foreign currency contracts as of March 31, 2020

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Open forward currency contracts with unrealized appreciation

05/13/2020	UBS AG	JPY	46,694,021	CNH	2,984,063	$14,623

05/13/2020	UBS AG	USD	4,536,372	CNH	31,702,888	68,541

05/13/2020	UBS AG	USD	669,543	GBP	516,024	28,016

05/13/2020	UBS AG	CNH	6,453,169	USD	906,242	3,191

Subtotal UBS AG						114,371

05/13/2020	Northern Trust	SEK	2,302,516	GBP	185,007	2,982

05/13/2020	Northern Trust	USD	416,978	GBP	321,420	17,385

Subtotal Northern Trust						20,367

Subtotal - Open forward currency contracts with unrealized appreciation						$134,738

Open forward currency contracts with unrealized depreciation

05/13/2020	UBS AG	CAD	1,110,846	EUR	761,334	$(51,412)

05/13/2020	UBS AG	NOK	1,883,896	EUR	185,583	(23,783)

05/13/2020	UBS AG	SEK	3,462,334	EUR	328,793	(12,906)

05/13/2020	UBS AG	CNH	2,984,063	JPY	46,315,641	(11,097)

05/13/2020	UBS AG	CAD	505,922	USD	380,597	(20,934)

Subtotal UBS AG						(120,132)

05/13/2020	Northern Trust	AUD	366,189	GBP	190,026	(10,958)

05/13/2020	Northern Trust	SGD	755,494	USD	545,361	(13,454)

Subtotal Northern Trust						(24,412)

05/13/2020	JPMorgan Chase	AUD	524,874	CHF	343,000	(34,247)

05/13/2020	JPMorgan Chase	CAD	558,174	CHF	407,753	(27,772)

05/13/2020	JPMorgan Chase	AUD	1,702,073	EUR	1,043,745	(105,987)

05/13/2020	JPMorgan Chase	USD	513,441	EUR	467,703	(3,276)

05/13/2020	JPMorgan Chase	USD	1,071,140	JPY	117,119,139	(20,345)

Subtotal JPMorgan Chase						(191,627)

Subtotal - Open forward currency contracts with unrealized depreciation						$(336,171)

Net unrealized appreciation (depreciation) on forward currency contracts						$(201,433)

(a)Non-income producing.

(b)Affiliated company (See Note Seven, Transactions with Affiliated Companies).

(c)The rate presented is the 7-day current yield as of March 31, 2020.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

30   SLOW AND STEADY WINS THE RACE

Statements of assets & liabilities	03/31/20 (UNAUDITED)

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Assets:

Investments in unaffiliated issuers, at value (cost $1,130,601,432, $827,403,296 and $48,097,588, respectively)	$1,248,052,508	$845,445,778	$39,944,935

Investments in affiliated issuers, at value (cost $209,319,939)	81,636,956(a)	—	—

Short-term investments, at value (cost $14,498,226, $4,571,488 and $1,024,160, respectively)	14,498,226	4,571,488	1,024,160

Dividends and interest receivable	2,418,834	1,392,765	27,783

Receivable for dividend reclaims	—	16,246	—

Receivable for fund shares sold	1,895,608	363,209	29,524

Prepaid and other assets	98,576	66,981	19,658

Total assets	1,348,600,708	851,856,467	41,046,060

Liabilities:

Payable for securities purchased	1,745,601	—	—

Payable for fund shares redeemed	1,136,975	303,588	54,451

Other liabilities	575,299	425,927	31,586

Total liabilities	3,457,875	729,515	86,037

Net assets	$1,345,142,833	$851,126,952	$40,960,023

Net assets consist of:

Paid-in capital	$1,354,784,810	$730,699,763	$48,587,303

Distributable earnings	(9,641,977)	120,427,189	(7,627,280)

Net assets	$1,345,142,833	$851,126,952	$40,960,023

Investor class shares:

Net assets	$840,997,573	$678,176,661	$30,706,910

Shares outstanding (no par value, unlimited authorized)	19,935,865	22,166,620	3,317,783

Net asset value, offering and redemption price per share	$42.19	$30.59	$9.26

Institutional class shares:

Net assets	$504,145,260	$172,950,291	$10,253,113

Shares outstanding (no par value, unlimited authorized)	11,941,361	5,645,929	1,108,325

Net asset value, offering and redemption price per share	$42.22	$30.63	$9.25

(a)See Note Seven, Transactions with Affiliated Companies, for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   31

Statements of assets & liabilities	03/31/20 (UNAUDITED)

	Ariel International Fund	Ariel Global Fund
Assets:

Investments in unaffiliated issuers, at value (cost $578,399,673 and $79,182,123, respectively)	$548,411,776	$83,777,493

Short-term investments, at value (cost $20,791,447 and $2,866,109, respectively)	20,791,447	2,866,109

Foreign currencies (cost $21,667,419 and $2,787,141, respectively)	21,287,142	2,806,876

Dividends and interest receivable	3,003,389	395,033

Receivable for dividend reclaims	2,967,545	432,844

Receivable for fund shares sold	167,213	3,287

Receivable for securities and foreign currencies sold	4,728,575	805,843

Unrealized appreciation on forward currency contracts	1,813,209	134,738

Prepaid and other assets	51,243	22,376

Total assets	603,221,539	91,244,599

Liabilities:

Payable for securities and foreign currencies purchased	1,313,226	577,585

Payable for fund shares redeemed	5,930	—

Unrealized depreciation on forward currency contracts	7,061,745	336,171

Other liabilities	96,521	36,895

Total liabilities	8,477,422	950,651

Net assets	$594,744,117	$90,293,948

Net assets consist of:

Paid-in capital	$665,605,160	$88,778,579

Distributable earnings	(70,861,043)	1,515,369

Net assets	$594,744,117	$90,293,948

Investor class shares:

Net assets	$18,621,040	$10,008,619

Shares outstanding (no par value, unlimited authorized)	1,555,706	736,982

Net asset value, offering and redemption price per share	$11.97	$13.58

Institutional class shares:

Net assets	$576,123,077	$80,285,329

Shares outstanding (no par value, unlimited authorized)	49,222,125	6,112,879

Net asset value, offering and redemption price per share	$11.70	$13.13

The accompanying notes are an integral part of the financial statements.

32   SLOW AND STEADY WINS THE RACE

Statements of operations	SIX MONTHS ENDED 03/31/20 (UNAUDITED)

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Investment income:
Dividends
Unaffiliated issuers	$14,584,731	$13,576,696	$636,045
Affiliated issuers	4,131,781(a)	—	—
Interest	192,608	119,722	9,311

Total investment income	18,909,120	13,696,418	645,356

Expenses:
Management fees	5,897,052	4,393,118	185,660
Distribution fees (Investor Class)	1,587,590	1,217,606	52,773
Shareholder service fees
Investor Class	597,603	410,273	13,078
Institutional Class	217,837	64,689	1,389
Transfer agent fees and expenses
Investor Class	135,330	109,385	9,494
Institutional Class	46,056	17,558	1,532
Printing and postage expenses
Investor Class	219,073	162,375	5,162
Institutional Class	33,695	16,738	284
Trustees’ fees and expenses	219,940	138,014	6,105
Professional fees	79,093	54,019	13,691
Custody fees and expenses	16,281	9,906	2,216
Federal and state registration fees	28,516	21,763	18,010
Interest expense	206	98	—
Miscellaneous expenses	114,039	73,321	6,635

Total expenses before reimbursements	9,192,311	6,688,863	316,029
Expense reimbursements	—	—	(49,033)

Net expenses	9,192,311	6,688,863	266,996

Net investment income	9,716,809	7,007,555	378,360

Realized and unrealized gain (loss):
Net realized gain (loss) on investments
Unaffiliated issuers	45,975,530	110,816,656	1,008,379
Change in net unrealized appreciation (depreciation) on investments
Unaffiliated issuers	(503,232,240)	(412,089,523)	(16,970,553)
Affiliated issuers	(113,437,991)(a)	—	—

Net gain (loss) on investments	(570,694,701)	(301,272,867)	(15,962,174)

Net increase (decrease) in net assets resulting from operations	$(560,977,892)	$(294,265,312)	$(15,583,814)

(a)See Note Seven, Transactions with Affiliated Companies, for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   33

Statements of operations	SIX MONTHS ENDED 03/31/20	(UNAUDITED)

	Ariel International Fund	Ariel Global Fund
Investment income:
Dividends
Unaffiliated issuers	$7,502,766(a)	$1,235,681(a)
Interest	119,294	58,086

Total investment income	7,622,060	1,293,767

Expenses:
Management fees	2,838,271	398,566
Distribution fees (Investor Class)	28,829	15,159
Shareholder service fees
Investor Class	7,678	4,849
Institutional Class	65,471	5,378
Transfer agent fees and expenses
Investor Class	1,327	2,037
Institutional Class	30,290	3,473
Printing and postage expenses
Investor Class	2,797	2,060
Institutional Class	1,383	694
Trustees’ fees and expenses	76,626	10,104
Professional fees	37,972	17,463
Custody fees and expenses	172,970	7,916
Administration fees	26,236	6,582
Fund accounting fees	17,577	4,943
Federal and state registration fees	23,013	19,261
Miscellaneous expenses	41,983	8,691

Total expenses before reimbursements	3,372,423	507,176
Expense reimbursements	(221,494)	(53,593)

Net expenses	3,150,929	453,583

Net investment income	4,471,131	840,184

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(24,480,054)	(1,195,068)
Translation of assets and liabilities in foreign currencies	(1,170,912)	(33,056)
Forward currency contracts	(507,393)	(182,853)

Total	(26,158,359)	(1,410,977)

Change in net unrealized appreciation (depreciation) on:
Investments	(39,476,831)	(7,151,176)
Translation of assets and liabilities in foreign currencies	(42,107)	27,302
Forward currency contracts	(3,946,729)	(203,835)

Total	(43,465,667)	(7,327,709)

Net gain (loss) on investments	(69,624,026)	(8,738,686)

Net increase (decrease) in net assets resulting from operations	$(65,152,895)	$(7,898,502)

(a)Net of $814,661 and $72,651 in foreign taxes withheld, respectively.

The accompanying notes are an integral part of the financial statements.

34   SLOW AND STEADY WINS THE RACE

Statements of changes in net assets

	Ariel Fund		Ariel Appreciation Fund
	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Operations:
Net investment income (loss)	$9,716,809	$22,948,503	$7,007,555	$15,267,901
Net realized gain (loss) on investments	45,975,530	118,279,091	110,816,656	92,593,741
Change in net unrealized appreciation (depreciation) on investments	(616,670,231)	(303,261,071)	(412,089,523)	(184,014,159)

Net increase (decrease) in net assets from operations	(560,977,892)	(162,033,477)	(294,265,312)	(76,152,517)

Distributions to shareholders:
Investor Class	(76,888,411)	(121,436,612)	(75,047,808)	(74,863,766)
Institutional Class	(46,679,751)	(55,975,419)	(22,869,083)	(15,836,105)

Total distributions	(123,568,162)	(177,412,031)	(97,916,891)	(90,699,871)

Share transactions:
Value of shares issued
Investor Class	50,587,119	116,556,382(a)	31,008,569	51,028,975
Institutional Class	48,258,107	323,922,186(a)	14,951,059	109,586,371
Value of shares issued in reinvestment of dividends and distributions
Investor Class	74,932,867	119,065,017	73,132,225	73,152,298
Institutional Class	45,595,738	55,435,521	21,956,038	15,069,678
Value of shares redeemed
Investor Class	(156,606,757)	(282,090,577)	(111,486,805)	(308,080,536)
Institutional Class	(78,686,755)	(209,043,725)	(81,260,353)	(68,570,363)

Net increase (decrease) in net assets from share transactions	(15,919,681)	123,844,804	(51,699,267)	(127,813,577)

Total increase (decrease) in net assets	(700,465,735)	(215,600,704)	(443,881,470)	(294,665,965)

Net assets:
Beginning of period	2,045,608,568	2,261,209,272	1,295,008,422	1,589,674,387

End of period	$1,345,142,833	$2,045,608,568	$851,126,952	$1,295,008,422

Capital share transactions:
Investor shares
Shares sold	843,358	1,813,506(a)	733,530	1,170,467
Shares issued to holders in reinvestment of dividends	1,185,100	1,897,547	1,681,654	1,696,245
Shares redeemed	(2,639,313)	(4,455,367)	(2,683,637)	(7,148,786)

Net increase (decrease)	(610,855)	(744,314)	(268,453)	(4,282,074)

Institutional shares
Shares sold	853,404	5,078,350(a)	362,043	2,492,412
Shares issued to holders in reinvestment of dividends	718,813	886,283	503,224	351,123
Shares redeemed	(1,320,842)	(3,277,965)	(1,912,892)	(1,545,478)

Net increase (decrease)	251,375	2,686,668	(1,047,625)	1,298,057

(a)

These amounts include the value of shares issued through the reorganization of Ariel Discovery Fund into Ariel Fund of $4,965,629 and $14,356,814 and shares issued from the reorganization of 75,749 and 218,695 for Investor Class and Institutional Class, respectively. Refer to Note Nine, Reorganization, in the Funds’ audited financial statements as of September 30, 2019, for more detail on this reorganization.

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   35

Statements of changes in net assets

	Ariel Focus Fund
	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Operations:
Net investment income (loss)	$378,360	$770,096
Net realized gain (loss) on investments	1,008,379	(134,698)
Change in net unrealized appreciation (depreciation) on investments	(16,970,553)	(5,793,427)

Net increase (decrease) in net assets from operations	(15,583,814)	(5,158,029)

Distributions to shareholders:
Investor Class	(449,140)	(2,567,313)
Institutional Class	(190,860)	(1,252,679)

Total distributions	(640,000)	(3,819,992)

Share transactions:
Value of shares issued
Investor Class	6,819,976	7,999,737
Institutional Class	157,264	1,724,291
Value of shares issued in reinvestment of dividends and distributions
Investor Class	391,077	2,250,259
Institutional Class	182,515	1,186,707
Value of shares redeemed
Investor Class	(5,032,036)	(8,764,504)
Institutional Class	(1,656,751)	(4,989,722)

Net increase (decrease) in net assets from share transactions	862,045	(593,232)

Total increase (decrease) in net assets	(15,361,769)	(9,571,253)

Net assets:
Beginning of period	56,321,792	65,893,045

End of period	$40,960,023	$56,321,792

Capital share transactions:
Investor shares
Shares sold	540,811	635,992
Shares issued to holders in reinvestment of dividends	28,587	179,404
Shares redeemed	(414,551)	(695,801)

Net increase (decrease)	154,847	119,595

Institutional shares
Shares sold	13,190	136,137
Shares issued to holders in reinvestment of dividends	13,361	94,584
Shares redeemed	(124,899)	(440,749)

Net increase (decrease)	(98,348)	(210,028)

The accompanying notes are an integral part of the financial statements.

36   SLOW AND STEADY WINS THE RACE

Statements of changes in net assets

	Ariel International Fund		Ariel Global Fund
	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Operations:
Net investment income (loss)	$4,471,131	$17,661,678	$840,184	$2,261,856
Net realized gain (loss) on investments, foreign currency translations and forward currency contracts	(26,158,359)	(16,028,175)	(1,410,977)	1,154,087
Change in net unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	(43,465,667)	(14,904,463)	(7,327,709)	(7,624,720)

Net increase (decrease) in net assets from operations	(65,152,895)	(13,270,960)	(7,898,502)	(4,208,777)

Distributions to shareholders:
Investor Class	(386,371)	(493,805)	(534,437)	(427,827)
Institutional Class	(14,313,629)	(9,261,318)	(4,196,383)	(3,493,124)

Total distributions	(14,700,000)	(9,755,123)	(4,730,820)	(3,920,951)

Share transactions:
Value of shares issued
Investor Class	1,794,113	4,453,870	812,160	2,595,157
Institutional Class	34,490,858	227,428,221	14,670,674	22,429,052
Value of shares issued in reinvestment of dividends and distributions
Investor Class	355,381	471,981	461,660	372,292
Institutional Class	13,880,644	8,975,997	4,177,327	3,433,255
Value of shares redeemed
Investor Class	(6,084,350)	(31,784,545)	(1,896,498)	(4,645,873)
Institutional Class	(117,305,324)	(113,239,539)	(1,185,283)	(64,577,573)

Net increase (decrease) in net assets from share transactions	(72,868,678)	96,305,985	17,040,040	(40,393,690)

Total increase (decrease) in net assets	(152,721,573)	73,279,902	4,410,718	(48,523,418)

Net assets:
Beginning of period	747,465,690	674,185,788	85,883,230	134,406,648

End of period	$594,744,117	$747,465,690	$90,293,948	$85,883,230

Capital share transactions:
Investor shares
Shares sold	134,402	337,981	53,663	169,063
Shares issued to holders in reinvestment of dividends	25,787	37,752	29,826	25,726
Shares redeemed	(455,455)	(2,418,338)	(136,313)	(302,833)

Net increase (decrease)	(295,266)	(2,042,605)	(52,824)	(108,044)

Institutional shares
Shares sold	2,626,100	17,554,342	975,908	1,521,524
Shares issued to holders in reinvestment of dividends	1,033,555	735,258	279,454	245,457
Shares redeemed	(9,272,891)	(8,785,066)	(84,154)	(4,309,256)

Net increase (decrease)	(5,613,236)	9,504,534	1,171,208	(2,542,275)

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   37

Financial highlights For a share outstanding throughout each period

		Year ended September 30
Ariel Fund (Investor Class)	Six months ended March 31, 2020 (Unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$63.40	$74.58	$69.11	$63.74	$63.93	$75.33
Income from investment operations:
Net investment income (loss)	0.28	0.65	0.57	0.52	0.62	0.50
Net realized and unrealized gain (loss) on investments	(17.71)	(6.10)	9.31	9.07	8.86	(2.07)

Total from investment operations	(17.43)	(5.45)	9.88	9.59	9.48	(1.57)

Distributions to shareholders:
Dividends from net investment income	(0.55)	(0.59)	(0.48)	(0.18)	(0.41)	(0.40)
Distributions from capital gains	(3.23)	(5.14)	(3.93)	(4.04)	(9.26)	(9.43)

Total distributions	(3.78)	(5.73)	(4.41)	(4.22)	(9.67)	(9.83)

Net asset value, end of period	$42.19	$63.40	$74.58	$69.11	$63.74	$63.93

Total return	(29.45)% (a)	(7.17)%	14.98%	15.76%	15.55%	(3.40)%

Supplemental data and ratios:
Net assets, end of period, in thousands	$840,998	$1,302,745	$1,587,936	$1,542,730	$1,467,270	$1,494,724
Ratio of expenses to average net assets	1.03% (b)	1.02%	1.01%	1.01%	1.02%	1.02%
Ratio of net investment income to average net assets	0.85% (b)	0.97%	0.74%	0.72%	1.02%	0.67%
Portfolio turnover rate	13% (a)	22%	19%	14%	20%	25%

		Year ended September 30
Ariel Fund (Institutional Class)	Six months ended March 31, 2020 (Unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$63.55	$74.78	$69.28	$63.87	$64.08	$75.49
Income from investment operations:
Net investment income (loss)	0.33	0.74	0.73	0.63	0.77	0.57
Net realized and unrealized gain (loss) on investments	(17.68)	(6.03)	9.38	9.19	8.91	(1.93)

Total from investment operations	(17.35)	(5.29)	10.11	9.82	9.68	(1.36)

Distributions to shareholders:
Dividends from net investment income	(0.75)	(0.80)	(0.68)	(0.37)	(0.63)	(0.62)
Distributions from capital gains	(3.23)	(5.14)	(3.93)	(4.04)	(9.26)	(9.43)

Total distributions	(3.98)	(5.94)	(4.61)	(4.41)	(9.89)	(10.05)

Net asset value, end of period	$42.22	$63.55	$74.78	$69.28	$63.87	$64.08

Total return	(29.34)% (a)	(6.86)%	15.30%	16.11%	15.87%	(3.11)%

Supplemental data and ratios:
Net assets, end of period, in thousands	$504,145	$742,864	$673,273	$593,887	$521,595	$516,743
Ratio of expenses to average net assets	0.71% (b)	0.70%	0.72%	0.71%	0.72%	0.72%
Ratio of net investment income to average net assets	1.17% (b)	1.31%	1.03%	1.01%	1.31%	0.97%
Portfolio turnover rate	13% (a)	22%	19%	14%	20%	25%

(a)	Not annualized.

(b)	Annualized.

The accompanying notes are an integral part of the financial statements.

38   SLOW AND STEADY WINS THE RACE

Financial highlights For a share outstanding throughout each period

		Year ended September 30
Ariel Appreciation Fund (Investor Class)	Six months ended March 31, 2020 (Unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$44.43	$49.48	$50.91	$48.90	$48.01	$56.12
Income from investment operations:
Net investment income (loss)	0.23	0.62	0.40	0.51	0.70	0.50
Net realized and unrealized gain (loss) on investments	(10.69)	(2.83)	4.17	5.21	5.62	(2.08)

Total from investment operations	(10.46)	(2.21)	4.57	5.72	6.32	(1.58)

Distributions to shareholders:
Dividends from net investment income	(0.42)	(0.42)	(0.39)	(0.30)	(0.50)	(0.37)
Distributions from capital gains	(2.96)	(2.42)	(5.61)	(3.41)	(4.93)	(6.16)

Total distributions	(3.38)	(2.84)	(6.00)	(3.71)	(5.43)	(6.53)

Net asset value, end of period	$30.59	$44.43	$49.48	$50.91	$48.90	$48.01

Total return	(25.76)% (a)	(4.23)%	9.90%	12.41%	13.66%	(3.89)%

Supplemental data and ratios:
Net assets, end of period, in thousands	$678,177	$996,797	$1,321,843	$1,450,735	$1,483,144	$1,557,796
Ratio of expenses to average net assets	1.15% (b)	1.14%	1.13%	1.12%	1.12%	1.12%
Ratio of net investment income to average net assets	1.08% (b)	1.05%	0.72%	0.94%	1.43%	0.95%
Portfolio turnover rate	13% (a)	18%	11%	20%	14%	22%

		Year ended September 30
Ariel Appreciation Fund (Institutional Class)	Six months ended March 31, 2020 (Unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$44.55	$49.64	$51.07	$49.03	$48.17	$56.28
Income from investment operations:
Net investment income (loss)	0.36	0.59	0.48	0.59	0.72	0.65
Net realized and unrealized gain (loss) on investments	(10.76)	(2.68)	4.25	5.30	5.76	(2.04)

Total from investment operations	(10.40)	(2.09)	4.73	5.89	6.48	(1.39)

Distributions to shareholders:
Dividends from net investment income	(0.56)	(0.58)	(0.55)	(0.44)	(0.69)	(0.56)
Distributions from capital gains	(2.96)	(2.42)	(5.61)	(3.41)	(4.93)	(6.16)

Total distributions	(3.52)	(3.00)	(6.16)	(3.85)	(5.62)	(6.72)

Net asset value, end of period	$30.63	$44.55	$49.64	$51.07	$49.03	$48.17

Total return	(25.63)% (a)	(3.91)%	10.21%	12.78%	14.01%	(3.55)%

Supplemental data and ratios:
Net assets, end of period, in thousands	$172,950	$298,211	$267,831	$247,526	$219,206	$193,561
Ratio of expenses to average net assets	0.83% (b)	0.82%	0.82%	0.81%	0.82%	0.79%
Ratio of net investment income to average net assets	1.35% (b)	1.39%	1.03%	1.25%	1.73%	1.31%
Portfolio turnover rate	13% (a)	18%	11%	20%	14%	22%

(a)	Not annualized.

(b)	Annualized.

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM  39

Financial highlights For a share outstanding throughout each period

			Year ended September 30
Ariel Focus Fund (Investor Class)	Six months ended March 31, 2020 (Unaudited)		2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.89		$14.77	$13.71	$11.83	$11.70	$15.12
Income from investment operations:
Net investment income (loss)	0.08		0.16	0.13	0.13	0.13	0.14
Net realized and unrealized gain (loss) on investments	(3.57)		(1.20)	1.71	1.88	1.46	(1.99)

Total from investment operations	(3.49)		(1.04)	1.84	2.01	1.59	(1.85)

Distributions to shareholders:
Dividends from net investment income	(0.14)		(0.13)	(0.11)	(0.13)	(0.13)	(0.11)
Distributions from capital gains	—		(0.71)	(0.67)	—	(1.33)	(1.46)

Total distributions	(0.14)		(0.84)	(0.78)	(0.13)	(1.46)	(1.57)

Net asset value, end of period	$9.26		$12.89	$14.77	$13.71	$11.83	$11.70

Total return	(27.41)%	(a)	(6.86)%	14.26%	17.09%	14.59%	(13.98)%

Supplemental data and ratios:
Net assets, end of period, in thousands	$30,707		$40,770	$44,964	$40,607	$36,173	$33,553
Ratio of expenses to average net assets, including waivers	1.00%	(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets, excluding waivers	1.20%	(b)	1.23%	1.20%	1.19%	1.35%	1.37%
Ratio of net investment income to average net assets, including waivers	1.27%	(b)	1.30%	0.98%	0.93%	1.23%	0.89%
Ratio of net investment income to average net assets, excluding waivers	1.07%	(b)	1.07%	0.78%	0.74%	0.88%	0.52%
Portfolio turnover rate	11%	(a)	18%	27%	35%	20%	16%

			Year ended September 30
Ariel Focus Fund (Institutional Class)	Six months ended March 31, 2020 (Unaudited)		2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.89		$14.77	$13.69	$11.81	$11.71	$15.14
Income from investment operations:
Net investment income (loss)	0.10		0.19	0.17	0.15	0.15	0.15
Net realized and unrealized gain (loss) on investments	(3.58)		(1.20)	1.71	1.89	1.46	(1.97)

Total from investment operations	(3.48)		(1.01)	1.88	2.04	1.61	(1.82)

Distributions to shareholders:
Dividends from net investment income	(0.16)		(0.16)	(0.13)	(0.16)	(0.18)	(0.15)
Distributions from capital gains	—		(0.71)	(0.67)	—	(1.33)	(1.46)

Total distributions	(0.16)		(0.87)	(0.80)	(0.16)	(1.51)	(1.61)

Net asset value, end of period	$9.25		$12.89	$14.77	$13.69	$11.81	$11.71

Total return	(27.38)%	(a)	(6.56)%	14.54%	17.40%	14.83%	(13.77)%

Supplemental data and ratios:
Net assets, end of period, in thousands	$10,253		$15,552	$20,929	$14,378	$11,618	$10,332
Ratio of expenses to average net assets, including waivers	0.75%	(b)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets, excluding waivers	0.86%	(b)	0.89%	0.86%	0.90%	1.08%	1.07%
Ratio of net investment income to average net assets, including waivers	1.50%	(b)	1.54%	1.24%	1.18%	1.48%	1.15%
Ratio of net investment income to average net assets, excluding waivers	1.39%	(b)	1.40%	1.13%	1.03%	1.15%	0.84%
Portfolio turnover rate	11%	(a)	18%	27%	35%	20%	16%

(a)	Not annualized.

(b)	Annualized.

The accompanying notes are an integral part of the financial statements.

40   SLOW AND STEADY WINS THE RACE

Financial highlights For a share outstanding throughout each period

			Year ended September 30
Ariel International Fund (Investor Class)	Six months ended March 31, 2020 (Unaudited)		2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.42		$13.91	$14.23	$13.21	$12.17	$12.85
Income from investment operations:
Net investment income (loss)	0.28		0.79	0.37	0.26	0.14	0.01
Net realized and unrealized gain (loss) on investments	(1.51)		(1.13)	(0.44)	0.96	0.93	(0.23)

Total from investment operations	(1.23)		(0.34)	(0.07)	1.22	1.07	(0.22)

Distributions to shareholders:
Dividends from net investment income	(0.22)		(0.12)	(0.10)	(0.17)	(0.02)	(0.13)
Distributions from capital gains	—		(0.03)	(0.15)	(0.03)	(0.01)	(0.33)

Total distributions	(0.22)		(0.15)	(0.25)	(0.20)	(0.03)	(0.46)

Net asset value, end of period	$11.97		$13.42	$13.91	$14.23	$13.21	$12.17

Total return	(9.38)%	(a)	(2.39)%	(0.49)%	9.55%	8.76%	(1.79)%

Supplemental data and ratios:
Net assets, end of period, in thousands	$18,621		$24,849	$54,169	$70,616	$72,200	$11,290
Ratio of expenses to average net assets, including waivers	1.13%	(b)	1.13%	1.13%	1.15% (c)	1.25%	1.26% (d)
Ratio of expenses to average net assets, excluding waivers	1.26%	(b)	1.32%	1.31%	1.32%	1.52%	3.49%
Ratio of net investment income to average net assets, including waivers	0.99%	(b)	1.94%	1.80%	1.79%	1.94%	1.39%
Ratio of net investment income (loss) to average net assets, excluding waivers	0.86%	(b)	1.75%	1.62%	1.62%	1.67%	(0.84)%
Portfolio turnover rate	10%	(a)	20%	8%	23%	27%	34%

			Year ended September 30
Ariel International Fund (Institutional Class)	Six months ended March 31, 2020 (Unaudited)		2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.18		$13.68	$13.99	$13.00	$11.96	$12.71
Income from investment operations:
Net investment income (loss)	0.11		0.29	0.23	0.18	0.20	0.18
Net realized and unrealized gain (loss) on investments	(1.31)		(0.60)	(0.26)	1.05	0.87	(0.37)

Total from investment operations	(1.20)		(0.31)	(0.03)	1.23	1.07	(0.19)

Distributions to shareholders:
Dividends from net investment income	(0.28)		(0.16)	(0.13)	(0.21)	(0.02)	(0.23)
Distributions from capital gains	—		(0.03)	(0.15)	(0.03)	(0.01)	(0.33)

Total distributions	(0.28)		(0.19)	(0.28)	(0.24)	(0.03)	(0.56)

Net asset value, end of period	$11.70		$13.18	$13.68	$13.99	$13.00	$11.96

Total return	(9.36)%	(a)	(2.13)%	(0.17)%	9.80%	8.98%	(1.48)%

Supplemental data and ratios:
Net assets, end of period, in thousands	$576,123		$722,616	$620,017	$431,341	$120,904	$9,587
Ratio of expenses to average net assets, including waivers	0.88%	(b)	0.88%	0.88%	0.89% (c)	1.00%	1.01% (d)
Ratio of expenses to average net assets, excluding waivers	0.94%	(b)	0.93%	0.93%	0.95%	1.10%	2.68%
Ratio of net investment income to average net assets, including waivers	1.27%	(b)	2.49%	2.23%	2.52%	2.41%	1.69%
Ratio of net investment income to average net assets, excluding waivers	1.21%	(b)	2.44%	2.18%	2.46%	2.31%	0.02%
Portfolio turnover rate	10%	(a)	20%	8%	23%	27%	34%

(a)	Not annualized.

(b)	Annualized.

(c)

Effective November 29, 2016, the Adviser has contractually agreed to waive fees and reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.13% for the Investor Class and 0.88% for the Institutional Class through the end of the fiscal year ending September 30, 2019.

(d)	These ratios round to 1.26% for the Investor Class and 1.01% for the Institutional Class due to interest expense which is excluded from the expense waiver.

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   41

Financial highlights For a share outstanding throughout each period

			Year ended September 30
Ariel Global Fund (Investor Class)	Six months ended March 31, 2020 (Unaudited)		2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.40		$16.48	$16.05	$14.60	$13.11	$13.96
Income from investment operations:
Net investment income (loss)	0.12		0.32	0.19	0.22	0.12	(0.07)
Net realized and unrealized gain (loss) on investments	(1.25)		(0.92)	0.94	1.60	1.48	(0.64)

Total from investment operations	(1.13)		(0.60)	1.13	1.82	1.60	(0.71)

Distributions to shareholders:
Dividends from net investment income	(0.31)		(0.32)	(0.16)	(0.21)	(0.11)	—
Distributions from capital gains	(0.38)		(0.16)	(0.54)	(0.16)	—	(0.14)

Total distributions	(0.69)		(0.48)	(0.70)	(0.37)	(0.11)	(0.14)

Net asset value, end of period	$13.58		$15.40	$16.48	$16.05	$14.60	$13.11

Total return	(7.85)%	(a)	(3.41)%	7.38%	12.87%	12.26%	(5.15)%

Supplemental data and ratios:
Net assets, end of period, in thousands	$10,009		$12,159	$14,798	$11,459	$9,275	$6,095
Ratio of expenses to average net assets, including waivers	1.13%	(b)	1.13%	1.13%	1.15% (c)	1.25%	1.25%
Ratio of expenses to average net assets, excluding waivers	1.35%	(b)	1.44%	1.46%	1.42%	1.70%	2.71%
Ratio of net investment income to average net assets, including waivers	1.39%	(b)	1.85%	1.60%	1.66%	1.34%	1.30%
Ratio of net investment income (loss) to average net assets, excluding waivers	1.17%	(b)	1.54%	1.27%	1.39%	0.90%	(0.16)%
Portfolio turnover rate	9%	(a)	29%	11%	24%	31%	35%

			Year ended September 30
Ariel Global Fund (Institutional Class)	Six months ended March 31, 2020 (Unaudited)		2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.92		$15.98	$15.57	$14.21	$12.81	$13.79
Income from investment operations:
Net investment income (loss)	0.06		0.39	0.24	0.25	0.20	0.18
Net realized and unrealized gain (loss) on investments	(1.14)		(0.93)	0.89	1.55	1.40	(0.84)

Total from investment operations	(1.08)		(0.54)	1.13	1.80	1.60	(0.66)

Distributions to shareholders:
Dividends from net investment income	(0.33)		(0.36)	(0.18)	(0.28)	(0.20)	(0.18)
Distributions from capital gains	(0.38)		(0.16)	(0.54)	(0.16)	—	(0.14)

Total distributions	(0.71)		(0.52)	(0.72)	(0.44)	(0.20)	(0.32)

Net asset value, end of period	$13.13		$14.92	$15.98	$15.57	$14.21	$12.81

Total return	(7.75)%	(a)	(3.18)%	7.63%	13.10%	12.56%	(4.88)%

Supplemental data and ratios:
Net assets, end of period, in thousands	$80,285		$73,724	$119,609	$89,898	$73,166	$52,002
Ratio of expenses to average net assets, including waivers	0.88%	(b)	0.88%	0.88%	0.90% (c)	1.00%	1.00%
Ratio of expenses to average net assets, excluding waivers	0.97%	(b)	0.99%	0.98%	1.01%	1.14%	1.30%
Ratio of net investment income to average net assets, including waivers	1.73%	(b)	2.07%	1.88%	1.91%	1.60%	1.40%
Ratio of net investment income to average net assets, excluding waivers	1.64%	(b)	1.96%	1.78%	1.80%	1.47%	1.10%
Portfolio turnover rate	9%	(a)	29%	11%	24%	31%	35%

(a)	Not annualized.

(b)	Annualized.

(c)

Effective November 29, 2016, the Adviser has contractually agreed to waive fees and reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.13% for the Investor Class and 0.88% for the Institutional Class through the end of the fiscal year ending September 30, 2019.

The accompanying notes are an integral part of the financial statements.

42   SLOW AND STEADY WINS THE RACE

Notes to the financial statements	03/31/20 (UNAUDITED)

NOTE ONE    |    ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by the Adviser for Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bank Global Fund Services serves as the Funds’ transfer agent.

NOTE TWO    |    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards CodificationTM Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) the mean between the bid and ask prices for securities for which reliable bid and ask quotations are available.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Investments in money market funds are valued at their closing net asset value each business day.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Securities transactions and investment income—Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

Subsequent events—In preparing these financial statements, the Trust has evaluated subsequent events after March 31, 2020 and there were no such events that would require adjustment to or additional disclosure in these financial statements except as disclosed in Note Nine – Subsequent Events.

Fair value measurements—Accounting Standards CodificationTM Topic 820-10 (ASC 820-10) establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

ARIELINVESTMENTS.COM    43

Notes to the financial statements	03/31/20 (UNAUDITED)

The following tables summarize the inputs used as of March 31, 2020 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Level 1	$1,344,187,690	$850,017,266	$40,969,095
Level 2	—	—	—
Level 3	—	—	—

Total Investments	$1,344,187,690	$850,017,266	$40,969,095

Industry classifications for Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund are included in the Schedules of Investments for the respective Fund.

Ariel International Fund	Level 1	Level 2 *	Level 3	Total
Common stocks
Communication services	$18,538,384	$146,206,487	$—	$164,744,871
Consumer discretionary	—	59,283,866	—	59,283,866
Consumer staples	32,664,922	52,861,204	—	85,526,126
Energy	4,975,488	6,909,231	—	11,884,719
Financial services	1,984,866	54,427,820	—	56,412,686
Health care	619,035	91,767,099	—	92,386,134
Industrials	—	16,942,593	—	16,942,593
Information technology	11,074,118	3,405,124	—	14,479,242
Real estate	—	6,258,999	—	6,258,999
Utilities	—	40,492,540	—	40,492,540

Total common stocks	$69,856,813	$478,554,963	$—	$548,411,776
Short-term investments	20,791,447	—	—	20,791,447

Total investments	$90,648,260	$478,554,963	$—	$569,203,223

Other financial instruments
Forward currency contracts ^	$—	$(5,248,536)	$—	$(5,248,536)
Ariel Global Fund	Level 1	Level 2 *	Level 3	Total
Common stocks
Communication services	$5,779,161	$12,936,936	$—	$18,716,097
Consumer discretionary & services	1,423,972	5,426,661	—	6,850,633
Consumer staples	5,472,169	2,812,109	—	8,284,278
Energy	1,953,384	—	—	1,953,384
Financial services	4,275,218	3,983,994	—	8,259,212
Health care	11,249,613	12,638,776	—	23,888,389
Industrials	188,538	810,217	—	998,755
Information technology	11,920,851	861,470	—	12,782,321
Real estate	506,377	278,590	—	784,967
Utilities	—	1,259,457	—	1,259,457

Total common stocks	$42,769,283	$41,008,210	$—	$83,777,493
Short-term investments	2,866,109	—	—	2,866,109

Total investments	$45,635,392	$41,008,210	$—	$86,643,602

Other financial instruments
Forward currency contracts ^	$—	$(201,433)	$—	$(201,433)

*	As of March 31, 2020, the Level 2 investments held were securities subject to fair valuation adjustments and forward currency contracts. See Schedules of Investments.

^

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Open forward currency contracts with unrealized appreciation and Open forward currency contracts with unrealized depreciation shown in the Schedules of Investments.

44    SLOW AND STEADY WINS THE RACE

Notes to the financial statements	03/31/20 (UNAUDITED)

Offsetting assets and liabilities—The Funds are subject to various master netting agreements (“Master Netting Agreements”), which govern the terms of certain transactions with select counterparties. Master Netting Agreements seek to reduce the counterparty risk associated with relevant transactions by allowing the Funds to close out and net their total exposure to a counterparty in the event of a default by the other party or a termination event. Termination events include, but are not limited to, a failure to pay or deliver or a breach of the terms of the agreement with respect to transactions governed under a single agreement with that counterparty. The Master Netting Agreements may also specify collateral posting arrangements at pre-arranged exposure levels. The Funds are not currently collateralizing their exposures related to foreign exchange trades. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to the Master Netting Agreements in the Statements of Assets and Liabilities. Gross exposure relating to open forward currency contracts by counterparty is disclosed in the Schedules of Investments as Open forward currency contracts with unrealized appreciation (assets) and Open forward currency contracts with unrealized depreciation (liabilities) and in total by Fund on the Statements of Assets and Liabilities as Unrealized appreciation on forward currency contracts (assets) and Unrealized depreciation on forward currency contracts (liabilities). The net recognized asset (appreciation) or liability (depreciation) is shown in the Schedules of Investments as Net unrealized appreciation (depreciation) on forward currency contracts.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party. Net realized gain (loss) and Net unrealized appreciation (depreciation) on investments include the effects of changes in exchange rates on the underlying investments. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are included as Distributable earnings on the Statements of Assets and Liabilities until the underlying assets or liabilities are settled in cash, at which time they are recorded as Net realized gain (loss) on translation of assets and liabilities in foreign currencies on the Statements of Operations.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. This counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily, and as noted above, any resulting unrealized gain (loss) is recorded as Net unrealized appreciation (depreciation) on forward currency contracts as disclosed in the Schedules of Investments and in the Statements of Assets and Liabilities as a component of Distributable earnings. The Funds record realized gain (loss) at the time a forward currency contract is settled or closed and disclose such realized gain (loss) on the Statements of Operations as Net realized gain (loss) on forward currency contracts.

Class and expense allocations—Each class of shares of the Funds has equal rights as to assets and earnings, except that shareholders of each class bear certain class-specific expenses related to marketing and distribution and shareholder servicing and communication. Income, other non-class-specific expense, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. Ariel International Fund and Ariel Global Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, fund administration, fund accounting, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

Distributions to shareholders—Dividends from net investment income and net realized capital gains, if any, are declared and paid to shareholders at least annually and are recorded on ex-dividend date.

NOTE THREE    |    INVESTMENT TRANSACTIONS

Purchases and sales—Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended March 31, 2020 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund

Purchases	$257,482,879	$151,076,891	$6,773,393	$63,891,921	$20,752,783

Sales	362,802,661	284,836,405	6,078,564	139,782,277	7,792,330

ARIELINVESTMENTS.COM    45

Notes to the financial statements	03/31/20 (UNAUDITED)

NOTE FOUR    |    INCOME TAX MATTERS AND DISTRIBUTIONS TO SHAREHOLDERS

Income Tax Matters—It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds file U.S. federal income tax returns in addition to state and local tax returns that may be required. Management has analyzed the Funds’ tax positions taken for all open federal income tax years (September 30, 2016 – 2019), and has concluded that no provision for federal income tax is required in the financial statements.

The cost and unrealized appreciation and depreciation of investments (including derivative instruments) on a federal income tax basis at March 31, 2020 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund

Cost of investments	$1,406,484,352	$839,260,148	$49,601,512	$606,885,136	$84,073,767

Gross unrealized appreciation	360,085,518	253,889,404	8,356,520	59,753,960	14,073,231

Gross unrealized depreciation	(422,382,180)	(243,132,286)	(16,988,937)	(97,435,873)	(11,503,396)

Net unrealized appreciation (depreciation)	$(62,296,662)	$10,757,118	$(8,632,417)	$(37,681,913)	$2,569,835

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses due to wash sales and partnership adjustments.

Tax adjustments are calculated annually. For interim periods, the Funds determine an estimate of tax cost adjustments based on a review of accounting reports for the interim period to identify changes from the adjustments calculated at the fiscal year end. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Distributions to shareholders—Reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature. These differences are primarily due to distribution reclassifications, net operating loss, or foreign currency.

Distributions —The tax character of distributions paid during the periods ended March 31, 2020 and September 30, 2019 was as follows:

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund
	03/31/20	09/30/19	03/31/20	09/30/19	03/31/20	09/30/19
Distributions from:
Ordinary income	$24,668,121	$23,085,014	$14,116,870	$20,849,905	$640,000	$645,000
Long-term capital gains	98,900,041	154,327,017	83,800,021	69,849,966	—	3,174,992

Total distributions	$123,568,162	$177,412,031	$97,916,891	$90,699,871	$640,000	$3,819,992

	Ariel International Fund		Ariel Global Fund
	03/31/20	09/30/19	03/31/20	09/30/19
Distributions from:
Ordinary income	$14,700,000	$8,300,000	$2,250,000	$3,045,985
Long-term capital gains	—	1,455,123	2,480,820	874,966

Total distributions	$14,700,000	$9,755,123	$4,730,820	$3,920,951

46    SLOW AND STEADY WINS THE RACE

Notes to the financial statements	03/31/20 (UNAUDITED)

NOTE FIVE    |    INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH RELATED PARTIES

Management fees—Ariel Investments, LLC (the “Adviser”) provides investment advisory and administrative services to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund under a Management Agreement. The Adviser provides investment advisory services to Ariel International Fund and Ariel Global Fund under an Advisory Agreement (collectively, the “Agreements”). Pursuant to the Agreements, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

Management fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Average daily net assets:
First $500 million	0.65%	0.75%	0.65%	0.80%	0.80%
Next $500 million	0.60%	0.70%	0.60%	0.80%	0.80%
Over $1 billion	0.55%	0.65%	0.55%	0.75%	0.75%

The Adviser has contractually agreed to reimburse the Funds to the extent their respective total annual operating expenses (excluding brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceed certain limits as shown below:

			Ariel Focus Fund
	Ariel Fund Investor Class	Ariel Appreciation Fund Investor Class	Investor Class	Institutional Class
First $30 million	1.50%	1.50%	—	—
Over $30 million	1.00%	1.00%	—	—
On average daily net assets*	—	—	1.00%	0.75%
Expiration of waivers*	—	—	2021	2021

	Ariel International Fund		Ariel Global Fund

	Investor Class	Institutional Class	Investor Class	Institutional Class
On average daily net assets*	1.13%	0.88%	1.13%	0.88%
Expiration of waivers*	2021	2021	2021	2021

*	Through September 30 of the respective year. After this date, there is no assurance that such expenses will be limited. The Adviser has no right to recapture previously-waived fees.

Distribution fees—Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (“the Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act for the Investor Class of the Funds. Under the plan, the Investor Class of each Fund pays 12b-1 distribution fees calculated at an annual rate of 0.25% of average daily net assets on a weekly basis to the Distributor for its services. For the six months ended March 31, 2020 distribution fee expenses were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Paid to Distributor	$1,587,590	$1,217,606	$52,773	$28,829	$15,159
Paid to broker/dealers	1,228,001	912,500	29,673	23,913	9,884

The remaining amounts were used by the Distributor to offset the costs of marketing, advertising, and other distribution expenses.

Trustees’ fees—Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

ARIELINVESTMENTS.COM   47

Notes to the financial statements	03/31/20 (UNAUDITED)

NOTE SIX    |    FORWARD CURRENCY CONTRACTS

Net realized gain (loss) and the Change in net unrealized appreciation (depreciation) on forward currency contracts as reflected in the Statement of Operations as well as the volume of forward currency contracts measured by the number of trades during the year, and the average notional value of the forward currency contracts for the six months ended March 31, 2020 were:

	Ariel International Fund	Ariel Global Fund
Net realized gain (loss) on forward currency contracts	$(507,393)	$(182,853)
Change in net unrealized appreciation (depreciation) on forward currency contracts	$(3,946,729)	$(203,835)
Volume of forward currency contracts	77	49
Average notional value of forward currency contracts	$7,551,153	$754,115

A complete list of open forward currency contracts is found in the Schedules of Investments for the respective Fund.

NOTE SEVEN    |    TRANSACTIONS WITH AFFILIATED COMPANIES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The following transactions were made during the six months ended March 31, 2020, with securities that are or were affiliated companies:

	Share activity				Six months ended March 31, 2020
Security name	Balance September 30, 2019	Purchases/Merger	Sales	Balance March 31, 2020	Value	Dividends credited to income	Amount of gain (loss) realized on sale of shares	Amount of change in unrealized gain (loss) on shares	Percent of net assets
Ariel Fund
Meredith Corp. (Consumer discretionary & services)	1,010,281	1,209,975	—	2,220,256	$27,131,528	$2,952,619	$—	$(45,649,497)	2.0%
MSG Networks, Inc. (Consumer discretionary & services)	3,692,684	684,300	—	4,376,984	44,645,237	—	—	(25,886,340)	3.3
U.S. Silica Holdings, Inc. (Materials & processing)	5,143,389	334,495	—	5,477,884	9,860,191	1,179,162	—	(41,902,154)	0.7

					$81,636,956	$4,131,781	$—	$(113,437,991)	6.0%

NOTE EIGHT    |    LINE OF CREDIT

The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with Northern Trust. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line. Interest is based on the sum of 1.00% and the Federal Funds Effective Rate.

For the six months ended March 31, 2020, the details of the borrowings were as follows:

Fund	Average daily borrowings	Number of days outstanding	Weighted average annualized interest rate
Ariel Fund	$1,169,457	3	2.11%
Ariel Appreciation Fund	368,455	4	2.40%

NOTE NINE    |    SUBSEQUENT EVENTS

Recently, the outbreak of the novel coronavirus has adversely impacted global commercial activity and contributed to significant volatility in financial markets. The coronavirus pandemic and government responses are creating near-term disruption in global supply chains and adversely affecting many industries. The outbreak could have a continued material adverse impact on economic and market conditions and trigger a period of global economic slowdown. The rapid development and fluidity of this situation precludes any prediction as to the ultimate material adverse impact of the novel coronavirus. Nevertheless, the novel coronavirus presents material uncertainty and risk with respect to the Fund, its performance, and its financial results. We believe keeping a long-term perspective is the best way to reach long-term goals and achieve outperformance.

48    SLOW AND STEADY WINS THE RACE

Important supplemental information	03/31/20 (UNAUDITED)

PROXY VOTING POLICIES, PROCEDURES, AND RECORD

Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 800-292-7435. Such information for the Funds is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously. Should you wish to receive individual copies of materials, please contact us at 800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Funds filed complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov.

All of the Funds’ quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on the Funds’ web site at www.arielinvestments.com. Shareholders also may obtain copies of shareholder reports upon request by calling 800-292-7435 or by writing to Ariel Investment Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701.

LIQUIDITY NARRATIVE FOR SHAREHOLDERS

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (“Program”). The Program is overseen by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Funds’ investment adviser, Ariel Investments, LLC. The Funds’ Board of Trustees (“Board”) has approved the designation of the LRMC to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations timely. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of a Fund’s investments into groupings that reflect the LRMC’s assessment of their relative liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Funds or their respective ability to timely meet redemptions without dilution to existing shareholders. The LRMC has determined, and reported to the Board, that the Program has operated adequately and effectively to manage the Funds’ liquidity risk since implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

APPROVAL OF THE MANAGEMENT AGREEMENTS

Each year the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” of the Adviser or the Funds (“Independent Trustees”), is required by the 1940 Act to determine whether to continue each Fund’s management and advisory agreements with the Adviser (together the “Agreements”). At a meeting held in November 2019, the Board, including all of the Independent Trustees, upon recommendation of the Board’s Management Contracts Committee (the “Committee”), determined that the continuation of the Agreements was in the best interest of each Fund and its shareholders, and approved the continuation of each Agreement.

The Committee, which is comprised entirely of Independent Trustees and includes all Independent Trustees, led the Board in its consideration of the Agreements. In evaluating the Agreements with respect to each Fund, both the Committee and the Board held meetings in November 2019 to review and evaluate materials provided by the Adviser in response to questions submitted by the Independent Trustees and counsel that is independent of the Adviser (“Independent Counsel”). At its meetings, the Committee received presentations from members of management of the Adviser and from the portfolio manager(s) of each Fund. In addition, the Committee members received a memorandum from Independent Counsel describing the factors they should consider in performing their review, a supplemental report (the “Broadridge Report”) prepared by Broadridge, an independent provider of investment company data, and additional written material and presentations from the Adviser. During the meetings, the Committee was advised by, and met in executive session with, Independent Counsel. In connection with its deliberations, the Committee also considered a broad range of information

ARIELINVESTMENTS.COM   49

Important supplemental information	03/31/20 (UNAUDITED)

relevant to the Board’s annual review of the Agreements that is provided to the Board and its various standing committees at meetings throughout the year, including investment performance reports and related portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by the Adviser, its affiliates, and the Funds’ other service providers.

Nature, Extent and Quality of Services. The Committee considered the Adviser’s specific responsibilities in the day-to-day management of the Funds, also taking into account information received at quarterly Board meetings related to the services rendered by the Adviser and the Independent Trustees’ knowledge of the Adviser’s operations. In addition, the Committee considered the Adviser’s historical approach in managing the Funds; the consistency of the Adviser’s investment approach; the background, education and experience of the Adviser’s investment personnel; the nature and quality of the Adviser’s services, including, among other things, compliance matters such as the Funds’ Liquidity Risk Management Program, trading practices, broker approval and selection, shareholder communications, Fund marketing and distribution strategies, information technology, and cybersecurity protections; and the Adviser’s commitment to diversity and civic affairs. The Committee also considered whether each Fund had operated within its investment objectives and each Fund’s record of compliance with its investment restrictions and other regulatory requirements. The Committee also considered information regarding the structure of the Adviser’s compensation program for portfolio managers and certain other employees, including with respect to the Adviser’s ability to attract and retain quality personnel. The Committee also considered the personal investments made by the Adviser’s personnel in the Funds, which aligns the interests of the Adviser and its personnel with those of the Funds’ shareholders.

Investment Performance. The Committee considered the investment performance of both the Investor and Institutional Classes of each Fund over time, including information provided in the Broadridge Report, comparing each Fund’s performance with that of comparable funds selected by Broadridge (the “Peer Group” or “Broadridge Peer Group”) as well as an analysis of Fund performance as compared to the performance of its benchmark over specific historical periods. For each period, the Broadridge report ranks each fund with the highest investment performance at the top, the fund with the lowest investment performance at the bottom and separates the Peer Group into five levels that each contain 20% of the universe (“quintiles”), with the top 20% being the first quintile and the bottom 20% being the fifth quintile. Where applicable, the Committee considered the one-, two-, three-, four-, five-, and ten-year periods for the fiscal year ended September 30, 2019. The Committee noted that there was not yet ten-year performance for the Institutional Class shares of all Funds or for the Investor Class shares of Ariel International Fund and Ariel Global Fund. In the case of those Funds that underperformed their Broadridge Peer Group in one or more periods, the Board discussed with the Adviser factors that caused such underperformance; considered the Adviser’s long-term investment process; and noted that the long-term track records supported the investment philosophy that, over time, consistent implementation of the investment approach should result in positive performance, but also would involve periods of underperformance.

Fees and Expenses. The Committee considered comparative fee and expense information for each Fund’s Expense Group, as selected and analyzed in the Broadridge Report, which ranks funds with the lowest fee at the top, the funds with the highest fee at the bottom and separates the Expense Group into five levels that each contain 20% of the universe (“quintiles”), with the top being the first quintile and the bottom being the fifth quintile. The Committee also considered the historical expenses with respect to economies of scale realized by the Adviser and whether such benefits were being passed on to shareholders, such as through the use of breakpoints in the Adviser’s management fees. The Committee considered the impact of the Rule 12b-1 distribution services (“12b-1”) fees on the total expense ratio of the Investor Class of shares for all Funds and the resulting negative impact on the Funds’ Investor Class total expense ratio when compared to funds in their respective Broadridge Expense Groups that do not impose 12b-1 fees. The Committee observed that the Peer Group comparisons for the Funds’ Institutional Class shares were more illustrative since the Institutional Class does not charge 12b-1 fees. The Committee considered the fees charged and services provided by Ariel to other types of clients and the rationale for any differences between those fees. The Committee also considered the revenue sharing payments made by the Adviser.

The Committee considered the following with respect to the investment performance and fees and expenses of each Fund for the fiscal year ended September 31, 2019:

Ariel Fund. Ariel Fund’s Investor Class performance ranked in the fourth quintile for the one-year period, and the second quintile for the five-year and ten-year periods, as compared to its Broadridge Peer Group. The Fund’s Institutional Class performance ranked in the fourth quintile for the one-year period and the second quintile for the five-year period as compared to its Broadridge Peer Group.

The actual management fees for Ariel Fund’s Investor Class ranked in the second quintile and the Fund’s Institutional Class ranked in the top quintile as compared to its Broadridge Expense Group. The total expenses for the Ariel Fund’s Investor Class ranked in the second quintile, and the Fund’s Institutional Class ranked in the top quintile as compared to its Broadridge Expense Group.

Ariel Appreciation Fund. Ariel Appreciation Fund’s Investor Class performance ranked in the fourth quintile for the one-year and five-year periods and the third quintile for the ten-year period as compared to its Broadridge Peer Group. The Fund’s Institutional Class performance ranked in the fourth quintile for the one-year period and the third quintile for the five-year period as compared to its Broadridge Peer Group.

50   SLOW AND STEADY WINS THE RACE

Important supplemental information	03/31/20 (UNAUDITED)

The actual management fees for Ariel Appreciation Fund’s Investor Class ranked in the top quintile and the Fund’s Institutional Class ranked in the second quintile as compared to its Broadridge Expense Group. The total expenses for the Ariel Appreciation Fund’s Investor Class ranked in the third quintile and the Fund’s Institutional Class ranked in the second quintile as compared to its Broadridge Expense Group.

Ariel Focus Fund. Ariel Focus Fund’s Investor Class performance ranked in the bottom quintile for the one-year, five-year, and ten-year periods as compared to its Broadridge Peer Group. The Fund’s Institutional Class performance for the one-year and five-year periods ranked in the bottom quintile as compared to its Broadridge Peer Group.

The Fund had fee reimbursements and expense limitations in place which resulted in reduced fees and/or expenses. The actual management fees for Ariel Focus Fund (both classes) ranked in the third quintile as compared to its Broadridge Expense Group. The total expenses for the Ariel Focus Fund (both classes) ranked in the second quintile as compared to its Broadridge Expense Group.

Ariel International Fund. Ariel International Fund’s Investor Class performance ranked in the third quintile for the one-year and five-year periods as compared to its Broadridge Peer Group. The Fund’s Institutional Class performance ranked in the third quintile for the one-year and five-year periods as compared to its Broadridge Peer Group.

The Fund had fee reimbursements and expense limitations in place which resulted in reduced fees and/or expenses. The actual management fees for Ariel International Fund’s Investor Class ranked in the second quintile and the Fund’s Institutional Class ranked in the third quintile as compared to its Broadridge Expense Group. The total expenses for the Ariel International Fund’s Investor Class ranked in the fourth quintile and the Fund’s Institutional Class ranked in the third quintile as compared to its Broadridge Expense Group.

Ariel Global Fund. Ariel Global Fund’s Investor Class performance ranked in the bottom quintile for the one-year period and in the third quintile for the five-year period as compared to its Broadridge Peer Group. The Fund’s Institutional Class performance ranked in the bottom quintile for the one-year period and in the third quintile for the five-year period as compared to its Broadridge Peer Group.

The Fund had fee reimbursements and expense limitations in place, which resulted in reduced fees and/or expenses. The actual management fees for Ariel Global Fund’s Investor Class ranked in the second quintile and the Fund’s Institutional Class ranked in the fourth quintile as compared to its Broadridge Expense Group. The total expenses for the Ariel Global Fund (both classes) ranked in the third quintile as compared to its Broadridge Expense Group.

Profitability and Economies of Scale. The Committee considered the profitability to the Adviser from its relationship with each Fund, including the methodology by which that profitability analysis was calculated. The Committee also considered the fee reimbursements and expense limitations in place for Ariel Focus Fund, Ariel International Fund, and Ariel Global Fund. The Committee considered the extent to which economies of scale may be realized as Funds increase in size and that the management fee schedule for each Fund contains breakpoints at different levels. The Committee considered the effective advisory fee rates for the Funds and whether the advisory fee schedules provide an appropriate sharing between the Funds and the Adviser of such economies of scale as may exist under the Agreements. The Committee considered information about the Funds’ soft dollar arrangements that benefit the Adviser, as well as the Adviser’s brokerage and trading practices. The Committee also considered ancillary benefits, including whether the Funds benefited from Mr. Rogers’ and Ms. Hobson’s high media profiles.

Approval. After full consideration of the above factors, as well as other factors that were instructive in evaluating the Agreements, the Board, including all of the Independent Trustees, concluded that continuation of each Fund’s Agreement was in the best interests of each Fund and its respective shareholders, and the Board approved the continuation of each Agreement. In reaching this determination, the Board considered that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the Fund’s Agreement; the Adviser’s commitment to its stated investment strategy and identified circle of competency, and its calm, reasoned and long-term approach to investing; that the management fees paid by each Fund were reasonable in light of the services provided; that the breakpoints in the fee schedule for each Fund have the potential to allow shareholders to benefit from economies of scale; that the profitability associated with the Adviser’s relationship with the Trust was within a reasonable range and was neither excessive nor so low that the Adviser could not be expected to continue to service the Funds effectively; and that the benefits accruing to the Adviser by virtue of its relationship with the Funds were reasonable in light of the costs of providing the investment management services and the benefits accruing to each Fund. The Board’s determinations were based upon a comprehensive consideration of all information provided to it, including both quantitative measures and qualitative factors, and were not the result of any single factor.

ARIELINVESTMENTS.COM   51

Fund expense example	03/31/20 (UNAUDITED)

EXAMPLE

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on subscriptions, reinvested dividends or other distributions, redemption fees or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2019 - March 31, 2020.

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading, entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period in each Fund.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The right portion of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds. Therefore, the right portion of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Actual*		Hypothetical (5% return before expenses)
Fund and return	Beginning account value 10/01/19	Ending account value 03/31/20	Expenses paid during period*	Ending account value 03/31/20	Expenses paid during period*	Annualized expense ratio*

Ariel Fund
Investor Class	$1,000.00	$705.50	$4.39	$1,019.85	$5.20	1.03%
Institutional Class	1,000.00	706.60	3.03	1,021.45	3.59	0.71%

Ariel Appreciation Fund
Investor Class	$1,000.00	$742.40	$5.01	$1,019.25	$5.81	1.15%
Institutional Class	1,000.00	743.70	3.62	1,020.85	4.19	0.83%

Ariel Focus Fund
Investor Class	$1,000.00	$725.90	$4.31	$1,020.00	$5.05	1.00%
Institutional Class	1,000.00	726.20	3.24	1,021.25	3.79	0.75%

Ariel International Fund
Investor Class	$1,000.00	$906.20	$5.39	$1,019.35	$5.70	1.13%
Institutional Class	1,000.00	906.40	4.19	1,020.60	4.45	0.88%

Ariel Global Fund
Investor Class	$1,000.00	$921.50	$5.43	$1,019.35	$5.70	1.13%
Institutional Class	1,000.00	922.50	4.23	1,020.60	4.45	0.88%

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (366).

52   SLOW AND STEADY WINS THE RACE

Board of trustees

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
INDEPENDENT TRUSTEES:
William C. Dietrich Age: 70	Lead Independent Trustee, Chair of Executive Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 1986; Member of Management Contracts Committee and Audit Committee since 1986; Lead Independent Trustee and Executive Committee Chair since 2014	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc., 2006 to 2009
Eric H. Holder, Jr. Age: 69	Trustee, Member of Management Contracts Committee	Indefinite, until successor elected Trustee since 2019; Member of Management Contracts Committee since 2019	Partner, Covington & Burling since 2015; U.S. Attorney General, 2009 to 2015
Christopher G. Kennedy Age: 56	Trustee, Chair of Audit Committee, Member of Management Contracts, Governance and Executive Committees

Indefinite, until successor elected Trustee since 1995; Member of Management Contracts Committee since 1995; Audit Committee Chair since 2014 (member since 1995); Member of Executive Committee since 2015

			Chair, Joseph P. Kennedy Enterprises, Inc. since 2012; Founder and Chair, Top Box Foods since 2012	Interface Inc.; Knoll, Inc.
Kim Y. Lew Age: 53	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2014; Member of Management Contracts Committee and Audit Committee since 2014	Vice President and Chief Investment Officer, Carnegie Corporation of New York since 2016; Vice President and Co-Chief Investment Officer, Carnegie Corporation of New York, 2011 to 2016
William M. Lewis, Jr. Age: 63	Trustee, Chair of Governance Committee, Member of Management Contracts Committee	Indefinite, until successor elected Trustee since 2007; Member of Management Contracts Committee since 2007; Governance Committee Chair since 2019 (member since 2018)	Managing Director and Co-Chair of Investment Banking, Lazard Ltd. since 2004
Stephen C. Mills Age: 60	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2015; Management Contracts Committee since 2015; Audit Committee since 2019	President, New York Knicks, 2017 to 2020; NBA Alternate Governor, New York Knicks since 2013, General Manager, 7; General Manager & New York Knicks, 2013 to 2017	Madison Square Garden Sports Corp.
James M. Williams Age: 72	Trustee, Chair of Management Contracts Committee, Member of Governance Committee	Indefinite, until successor elected Trustee since 2006; Management Contracts Committee Chair since 2007; Member of Governance Committee since 2013	Vice President and Chief Investment Officer, J. Paul Getty Trust since 2002	SEI Mutual Funds (Mr. Williams oversees a total of 98 SEI Mutual Fund portfolios)
INTERESTED TRUSTEES:
Mellody L. Hobson Age: 50	Chair of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Trustee since 1993; President since 2002; Chair since 2006	Co-CEO since 2019 and President since 2000, Ariel Investments, LLC	Starbucks Corporation; JPMorgan Chase & Co.
John W. Rogers, Jr. Age: 62	Trustee	Indefinite, until successor elected Trustee since 2000 and from 1986 to 1993

Founder, Chair, Chief Investment Officer since 1983, and Co-CEO since 2019 (formerly CEO, 1983-2019) Ariel Investments, LLC; Lead Portfolio Manager, Ariel Fund since 1986 and Co-Portfolio Manager, Ariel Appreciation Fund since 2002

McDonald’s Corporation; Nike, Inc.; The New York Times Company

Note: Number of portfolios in complex overseen by all Trustees is five. Address for all Trustees is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

ARIELINVESTMENTS.COM   53

Officers

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
Mareilé B. Cusack Age: 61	Vice President, Anti-Money Laundering Officer and Secretary	Indefinite, until successor elected Vice President since 2008; Anti-Money Laundering Officer since 2010; Secretary since 2014; Assistant Secretary, 2008 to 2014

Chief Privacy Officer, Ariel Investments, LLC since 2019; Senior Vice President, Ariel Investments, LLC since 2012; Anti-Money Laundering Officer, Ariel Investments, LLC since 2010; General Counsel, Ariel Investments, LLC since 2008

Wendy D. Fox Age: 57	Chief Compliance Officer and Vice President	Indefinite, until successor elected Chief Compliance Officer and Vice President since 2014	Senior Vice President, Ariel Investments, LLC, since 2017; Chief Compliance Officer, Ariel Investments, LLC since 2004; Vice President, Ariel Investments, LLC, 2004 to 2017
James R. Rooney Age: 61	Chief Financial Officer, Vice President and Treasurer	Indefinite, until successor elected Chief Financial Officer, Vice President and Treasurer since 2015

Senior Vice President, Fund Administration, Ariel Investments, LLC since December 2017; Vice President, Fund Administration, Ariel Investments, LLC, 2015 to 2017; Vice President, Shareholder Reporting, Fidelity Pricing & Cash Management Services, Fidelity Management, 2007 to 2015

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees and Officers. The SAI is available without charge by calling 800.292.7435 or logging on to our website, arielinvestments.com. Note: Number of portfolios in complex overseen by all Officers is five. Address for all offïcers is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

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IMPORTANT DISCLOSURES

Risks of investing in the Funds

Equity investments are affected by market conditions. The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund invest in small and/or mid-cap companies, which is riskier and more volatile than investing in large cap stocks. Ariel Fund and Ariel Appreciation Fund are often concentrated in fewer sectors than their benchmarks, and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund is a non-diversified fund and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The International and Global Funds’ use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. The International and Global Funds’ investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Specific stocks held by the Funds

In this report, we candidly discuss specific stocks held by the Funds. Our opinions are current as of the date they were written but are subject to change. We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.

Please read the Funds’ prospectuses

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

ARIELINVESTMENTS.COM    55

INFORMATION ABOUT THE FUNDS’ INDEXES AND THE GICS SECTOR CLASSIFICATION STANDARDS

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Fund. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.

The S&P 500® Index is the most widely accepted barometer of large cap U.S. equities. It includes 500 leading companies. This index pertains to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund.

MSCI EAFE Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. The MSCI EAFE Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex-US Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

MSCI ACWI (All Country World Index) Index is an unmanaged, market weighted index of global developed and emerging markets. The MSCI ACWI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel Global Fund.

Indexes are unmanaged. An investor cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

56    SLOW AND STEADY WINS THE RACE

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

• arielinvestments.com

• linkedin.com/company/ariel-investments

• instagram.com/arielinvestments

• twitter.com/arielinvests

What’s inside

•	Crisis Playbook Putting our plan into action from battle-tested and battle ready Co-CEOs, John W. Rogers, Jr. and Mellody Hobson.

•	In Focus Learn how Vice Chairman, Charlie Bobrinskoy is positioning Ariel Focus Fund to take advantage of an economic recovery.

•	Global Markets Rupal Bhansali, Chief Investment Officer, International & Global Equities, discusses how Opportunity Meets Preparation during the worldwide pandemic.

•	Company Spotlights Read about Kennametal, Inc., Envista Holdings Corp., and Progressive Corp. to understand Ariel’s investment theses and long-term value propositions.

Slow and steady wins the race.	The materials used to produce this report were sourced responsibly. The paper used along with the packaging are all recyclable. TPI (74,061) ©05/20 AI–01

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for the reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for the reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for the reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the report to shareholders filed under Item 1(a) of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the period covered by this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics – Not applicable for the reporting period.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)(3) Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a) (4) There has been no change to the registrant’s independent public accountant.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: May 14, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: May 14, 2020

By:	/s/ James R. Rooney
James R. Rooney
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: May 14, 2020